UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commissi on Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
MERUS N.V.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Merus N.V.

PROXY

STATEMENT

Annual General Meeting

of Shareholders

May 26, 2023

15:00 (3:00) p.m. (Central European Summer Time)

MERUS N.V.

UPPSALALAAN 17

3rd & 4th FLOOR

3584 CT UTRECHT

THE NETHERLANDS

April 28, 2023

To Our Shareholders:

You are cordially invited to attend the 2023 Annual General Meeting of Shareholders of Merus N.V. at 15:00 (3:00) p.m. Central European Summer Time, on Friday, May 26, 2023, at the offices of NautaDutilh N.V. (Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands).

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual General Meeting. If you would like to attend the Annual General Meeting, you must inform the Company by e-mail (addressed to AGM2023@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Uppsalalaan 17, 3rd & 4th floor, 3584 CT, Utrecht, the Netherlands) no later than 16:59 (4:59) p.m. Central European Summer Time on May 22, 2023. Please see the section called “Who Can Attend the Annual General Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting.

Whether or not you attend the Annual General Meeting, it is important that your shares be voted prior to the Annual General Meeting. Therefore, I urge you to vote your shares prior to the Annual General Meeting by promptly submitting your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which will require no postage if mailed in the United States, or by email (addressed to AGM2023@merus.nl). Further instructions will be contained on the proxy card. If you decide to attend the Annual General Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

/s/ Sven (Bill) Ante Lundberg, M.D.

Sven (Bill) Ante Lundberg, M.D.

President, Chief Executive Officer and Principal Financial Officer

i

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements. All statements other than statements of historical facts contained in this Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

The forward-looking statements are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Proxy Statement and are subject to a number of known and unknown risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (“SEC”) on February 28, 2023 (the “Annual Report on Form 10-K”), under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Annual Report on Form 10-K.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. We intend the forward-looking statements contained in this Proxy Statement to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held Friday, May 26, 2023

Merus N.V.

Uppsalalaan 17

3rd & 4th floor

3584 CT Utrecht

The Netherlands

The Annual General Meeting of Shareholders (the “Annual General Meeting”) of Merus N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company”), will be held at 15:00 (3:00) p.m. Central European Summer Time on Friday, May 26, 2023, at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands).

The agenda for the Annual General Meeting is as follows:

1.	Opening

2.	Discussion of the Dutch statutory annual report over the financial year 2022 (discussion item)

3.	Adoption of the Dutch statutory annual accounts over the financial year 2022 (voting item)

4.	Explanation of the dividend and reservation policy (discussion item)

5.	Appointment of the external auditor for the financial year 2023 for purposes of Dutch law (voting item)

6.	Release of each member of our board of directors from liability for the exercise of their duties (voting item)

7.	Re-appointment of Sven (Bill) Ante Lundberg, M.D. as executive director (voting item)

8.	Re-appointment of Anand Mehra, M.D. as non-executive director (voting item)

9.	Re-appointment of Victor Sandor, M.D.C.M. as non-executive director (voting item)

10.	Extending authorization of our board of directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company’s capital (voting item)

11.	Extending authorization of our board of directors to limit or exclude pre-emption rights (voting item)

12.	Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital (voting item)

13.	Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers (voting item)

14.	Closing

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No business shall be voted on at the Annual General Meeting, except such items as included in the above-mentioned agenda.

The record date for the Annual General Meeting in respect of common shares in the capital of the Company is April 28, 2023 (the “Record Date”). No record date applies in respect of preferred shares in the capital of the Company. Those who are (i) holders of common shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to common shares in the Company’s capital, on the Record Date and (ii) holders of preferred shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to preferred shares in the Company’s capital on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent, may attend and, if relevant, vote at the Annual General Meeting (the “Persons with Meeting Rights”).

Persons with Meeting Rights who wish to attend the Annual General Meeting, in person or represented by proxy, must notify the Company of their identity and intention to attend the Annual General Meeting by e-mail (addressed to AGM2023@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands). This notice must be received by the Company no later than 16:59 (4:59) p.m. Central European Summer Time on May 22, 2023 (the “Cut-off Time”). Persons with Meeting Rights who have not complied with this requirement may be refused entry to the Annual General Meeting. Persons with Meeting Rights may have themselves represented at the Annual General Meeting through the use of a written or electronically recorded proxy. Proxyholders who wish to attend the Annual General Meeting should present a copy of their proxy upon entry to the Annual General Meeting, failing which the proxyholder concerned may be refused entry to the Annual General Meeting. A proxy form for this purpose can be downloaded from the Company’s website (http://www.merus.nl).

It is important that your shares be represented regardless of the number of shares you may hold. We urge you to vote your shares or to submit your proxy prior to the Annual General Meeting. Proxies may be submitted prior to the Cut-off Time via a toll-free telephone number (call 1-800-690-6903) or over the Internet (visit www.proxyvote.com), as described in further detail in the enclosed materials, or by signing, dating and mailing the proxy card in the enclosed return envelope or emailing the signed and dated proxy card to AGM2023@merus.nl. Voting your shares or submitting your proxy, as applicable, will be important for the presence of a quorum at the Annual General Meeting and will save us the expense of further solicitation. Submitting a proxy will not prevent you from voting your shares at the Annual General Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the board of directors

/s/ Peter B. Silverman

Peter B. Silverman

Interim Company Secretary

Utrecht, the Netherlands

April 28, 2023

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PROXY STATEMENT

MERUS N.V.

UPPSALALAAN 17

3rd & 4th FLOOR

3584 CT UTRECHT

THE NETHERLANDS

This proxy statement is furnished in connection with the solicitation by the board of directors of Merus N.V. of proxies to be voted in respect of our Annual General Meeting of Shareholders to be held on Friday, May 26, 2023 (the “Annual General Meeting”), at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands), at 15:00 (3:00) p.m. Central European Summer Time.

The record date for the Annual General Meeting in respect of common shares in the capital of the Company is April 28, 2023 (the “Record Date”). No record date applies in respect of preferred shares (if any are issued) in the capital of the Company. Those who are (i) holders of common shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to common shares in the Company’s capital, on the Record Date and (ii) holders of preferred shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to preferred shares in the Company’s capital on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent, may attend and, if relevant, vote at the Annual General Meeting (the “Persons with Meeting Rights”). As of April 27, 2023, there were 46,530,884 common shares and no preferred shares outstanding. Each common share and each preferred share (if any are issued) is entitled to one vote on any matter presented at the Annual General Meeting as a voting item.

This proxy statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022 (as amended, the “Annual Report on Form 10-K”) will be mailed on or about May 4, 2023 to our shareholders of record as of the close of business on the Record Date.

Our principal executive offices are located at Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands. In this proxy statement, “Merus”, “Company”, “we”, “us”, and “our” refer to Merus N.V.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FRIDAY, MAY 26, 2023

This Proxy Statement and the Annual Report on Form 10-K are available at

http://www.proxyvote.com/

PROPOSALS

At the Annual General Meeting, each of the following proposals (the “Proposals”) will be on the agenda as a voting item:

1.	Adoption of the Dutch statutory annual accounts over the financial year 2022

2.	Appointment of the external auditor for the financial year 2023 for purposes of Dutch law

3.	Release of each member of our board of directors from liability for the exercise of their duties

4.	Re-appointment of Sven (Bill) Ante Lundberg, M.D. as executive director

5.	Re-appointment of Anand Mehra, M.D. as non-executive director

6.	Re-appointment of Victor Sandor, M.D.C.M. as non-executive director

7.	Extending authorization of our board of directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company’s capital

8.	Extending authorization of our board of directors to limit or exclude pre-emption rights

9.	Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital

10.	Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers

No business shall be voted on at the Annual General Meeting, except for the Proposals.

RECOMMENDATIONS OF THE BOARD

The board of directors recommends that you vote your shares FOR all Proposals. If you properly submit your proxy your common shares will be voted on your behalf as you direct. If not otherwise specified, the common shares represented by the proxies received prior to 16:59 (4:59) p.m. Central European Summer Time on May 22, 2023 will be voted FOR all Proposals.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You have received these proxy materials because Merus’ board of directors is soliciting your proxy for the Annual General Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Proxy Card. Instructions regarding how you can vote are contained on the proxy card included with these materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, or if you currently share an address with another shareholder and wish to receive only one copy of proxy materials in future for your household, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you have requested to be removed from the householding program, you will be removed within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

WHO IS ENTITLED TO VOTE PRIOR TO THE ANNUAL GENERAL MEETING?

We urge you to vote your shares at the Annual General Meeting or to submit your proxy prior to the Cut-off Time. The Record Date for the Annual General Meeting is April 28, 2023. Persons with Meeting Rights (i.e., (i) holders of common shares or who otherwise have voting rights and/or meeting rights with respect to common shares on the Record Date and (ii) holders of preferred shares (if any are issued) or who otherwise have voting rights and/or meeting rights with respect to preferred shares on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent) may attend and, if relevant, vote at the Annual General Meeting. Each outstanding common share and each outstanding preferred share (if any are issued) is entitled to one vote on all matters presented at the Annual General Meeting as voting items. At the close of business on April 27, 2023, there were 46,530,884 common shares and no preferred shares outstanding.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. You will not be able to vote your shares during the Annual General Meeting.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL GENERAL MEETING?

A quorum must be present at the Annual General Meeting for any voting item to be voted on. At the Annual General Meeting at least one-third of the Company’s issued and outstanding shares must be represented in order to constitute a quorum.

WHO CAN ATTEND THE ANNUAL GENERAL MEETING?

You may attend the Annual General Meeting if you are a Person with Meeting Rights (see above under “Who is entitled to vote prior to the Annual General Meeting”), or if you hold a valid proxy from a Person with Meeting Rights for the Annual General Meeting. If you would like to attend the Annual General Meeting, in person or represented by proxy, you must notify the Company by e-mail (addressed to AGM2023@merus.nl ) or in writing (addressed to Merus N.V., c/o Company Secretary, Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands) of your identity and intention to attend the Annual General Meeting. This notice must be received by the Company no later than 16:59 (4:59) p.m. Central European Summer Time on May 22, 2023 (the “Cut-off Time”). If you do not comply with this requirement, you may be refused entry to the Annual General Meeting. Proxyholders who wish to attend the Annual General Meeting should also present a copy of their proxy upon entry to the Annual General Meeting, failing which the proxyholder concerned may be refused entry to the Annual General Meeting. In order to be admitted into the Annual General Meeting, you may be asked to present government-issued photo identification (such as a driver’s license). If your bank or broker holds your shares in street name, you may also be required to provide proof of beneficial ownership of our common shares as of the Record Date, such as a bank or brokerage statement or a letter from your bank or broker showing that you owned our common shares at the close of business on the Record Date.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL GENERAL MEETING?

If the requisite quorum (see above under “How many shares must be present to hold the Annual General Meeting”) is not present, then the Annual General Meeting cannot validly pass any of the voting items on the agenda for the Annual General Meeting and a new meeting shall be convened in accordance with applicable law.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?

It means that your common shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that shareholders submit their proxy before the Cut-off Time in order to vote their shares, regardless of whether they plan to attend the Annual General Meeting and vote in person. There are four ways to vote by proxy:

•	by Telephone—you can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet—you can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•	by Mail—you can vote by mail by signing, dating and mailing the proxy card; or

•	by Email—you can vote by email by signing, dating and emailing the proxy card to AGM2023@merus.nl.

Telephone and Internet voting facilities will be available 24 hours a day and will close at the Cut-off Time.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through certain banks and brokers. If your shares are held in street name and you would like to vote your shares in person at the Annual General Meeting, you should contact your bank or broker to obtain a legal proxy, bring it to the Annual General Meeting in order to vote and notify the Company in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

You may revoke your submitted proxy and change your vote prior to the Cut-off Time:

•	by submitting a duly executed proxy bearing a later date; or

•	by granting a subsequent proxy through the Internet or telephone.

Your most recent proxy card or telephone or Internet proxy is the one that will be counted. You may also attend the Annual General Meeting in person and revoke your proxy at the meeting or grant a separate proxy in writing to a representative who may attend the Annual General Meeting in person and revoke your prior proxy at the meeting on your behalf.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual General Meeting by obtaining a legal proxy from your bank or broker, bringing your legal proxy to the Annual General Meeting in order to vote and notifying the Company in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).

WHO WILL COUNT THE VOTES?

NautaDutilh N.V., our Dutch legal counsel, will tabulate the votes submitted by proxy prior to the Cut-off Time as described in this proxy statement and the votes cast at the Annual General Meeting by Persons with Meeting Rights attending in person, if any. This tabulation will be provided to the Company.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the board of directors. The board of directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL GENERAL MEETING?

No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the meeting included on page 2 of this proxy statement.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON?

Other than the proposals to re-appoint Sven (Bill) Ante Lundberg, M.D. as executive director, and to re-appoint Anand Mehra, M.D. and Victor Sandor, M.D.C.M. as non-executive directors, each voting item on the agenda for the Annual General Meeting requires the affirmative vote of a simple majority of the valid votes cast unless, with respect to the proposal to extend the authorization of the board of directors to limit or exclude pre-emption rights, less than half of the Company’s issued share capital is represented at the Annual General Meeting in which case the affirmative vote of a two-thirds majority of the valid votes cast shall be required for this proposal to pass. The proposals to re-appoint Sven (Bill) Ante Lundberg, M.D. as executive director, and to re-appoint Anand Mehra, M.D. and Victor Sandor, M.D.C.M. as non-executive directors are based on a binding nomination proposed by the board of directors. The proposed candidate specified in a binding nomination shall be appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least a two-thirds majority of the votes cast, representing more than half of the Company’s issued share capital, vote against the appointment. Also, at the Annual General Meeting at least one-third of the Company’s issued and outstanding shares must be represented in order to constitute a quorum.

WHAT IS AN ABSTENTION AND HOW WILL ABSTENTIONS BE TREATED?

An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Under Dutch law and our articles of association, shares abstaining from voting will not count as votes cast at the Annual General Meeting, but will count as shares present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the proposals.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares, in which case your shares will count for purposes of determining whether a quorum is present. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, which include all proposals other than proposal 2. Broker non-votes have no effect on the proposals and do not count for purposes of determining whether a quorum is present or for the purpose of determining the number of votes cast. We do not expect any broker non-votes in connection with proposal 2.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL GENERAL MEETING?

We plan to announce whether the proposals have passed at the Annual General Meeting and we will report the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual General Meeting.

PROPOSALS TO BE VOTED ON

PROPOSAL 1

Adoption of Dutch statutory annual accounts for the financial year 2022

The Annual General Meeting, as required under Dutch law, will be asked to adopt our Dutch statutory annual accounts for the financial year 2022, which are comprised of our company annual accounts and consolidated annual accounts. This approval also extends to the approval of the use of the English language for the line items in our Dutch statutory annual accounts and the preparation of our annual reports (for this and other financial years).

Our Dutch statutory consolidated annual accounts are prepared in accordance with International Financial Reporting Standards and are different from the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022 that were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and filed with the SEC. The Dutch statutory annual accounts contain some disclosures that are not required under U.S. GAAP and not contained in our Annual Report on Form 10-K.

A copy of our Dutch statutory annual accounts over the financial year 2022 will be included in our Dutch statutory annual report over the financial year 2022, which will be made available on our website at http://www.merus.nl and at our offices located at Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands ultimately when we publish a convening notice of the Annual General Meeting in a Dutch daily newspaper with national distribution in accordance with Dutch law.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the adoption of our Dutch statutory annual accounts for the financial year 2022.

PROPOSAL 2

Appointment of the external auditor for the financial year 2023 for purposes of Dutch law

Pursuant to Dutch law, our general meeting of shareholders is authorized to appoint an auditor to audit our Dutch annual report, including our statutory annual accounts. Upon the recommendation of the audit committee of our board of directors, our board of directors proposes to appoint and instruct KPMG Accountants N.V. to serve as our external auditor who will audit our Dutch annual report and Dutch statutory annual accounts to be prepared in accordance with Dutch law for the financial year 2023.

A representative of KPMG Accountants N.V. is expected to attend the Annual General Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from shareholders.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR appointment of KPMG Accountants N.V. as the external auditor for the financial year 2023 for purposes of Dutch law.

PROPOSAL 3

Release of each member of our board of directors from liability for the exercise of their duties

As is customary for companies organized under Dutch law, the Annual General Meeting will be asked to release each member of our board of directors in office during the financial year 2022 from liability with respect to the exercise of their respective duties during that year.

The scope of this release from liability extends to the exercise of the respective duties of our board members insofar as these are reflected in our Dutch statutory annual report over financial year 2022, our Dutch statutory annual accounts over the financial year 2022 or in our other public disclosures.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the release of each member of our board of directors from liability for the exercise of their duties during the financial year 2022.

PROPOSAL 4

Re-appointment of Sven (Bill) Ante Lundberg, M.D. as executive director

The board of directors has made a binding nomination to re-appoint Sven (Bill) Ante Lundberg, M.D. as executive director of the Company for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2027.

Bill Lundberg, M.D., has served as a non-executive of our board of directors from June 2019 to December 2019, and as an executive director since December 2019. Since December 2019, Dr. Lundberg has served as our President, Chief Executive Officer and Principal Financial Officer. From January 2015 to February 2018, Dr. Lundberg was Chief Scientific Officer of CRISPR Therapeutics AG (CRISPR), a biotechnology company, where he was responsible for establishing and growing research and development in the United States and oversaw CRISPR’s first CRISPR-based product from inception to regulatory filing for clinical trials. From February 2011 to January 2015, Dr. Lundberg was Vice President and Head of Translational Medicine at Alexion Pharmaceuticals, Inc. (Alexion), where he oversaw research and development from discovery through early-stage development, and prior to that, he was Director and Chief Medical Officer of Taligen Therapeutics, Inc. (Taligen), a biotechnology company, which was acquired by Alexion in 2011. Prior to Taligen, he held roles of increasing responsibility in clinical drug development and medical affairs at Xanthus/Antisoma, Wyeth (now Pfizer), and Genzyme. Dr. Lundberg currently serves on the board of directors of the publicly traded life science company Vor Biopharma. Dr. Lundberg received an M.D. from Stanford University and M.B.A. from the University of Massachusetts. He completed post-doctoral training at the Whitehead Institute/M.I.T., and clinical training in Medicine and Medical Oncology from Harvard and the Dana-Farber Cancer Institute. We believe that Dr. Lundberg is qualified to serve on our board of directors due to his experience in the field of medicine, clinical drug development, scientific experience, leadership and business experience.

VOTE REQUIRED

The proposal to re-appoint Dr. Lundberg as executive director is based on a binding nomination proposed by the board of directors. Consequently, Dr. Lundberg shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the re-appointment of Sven (Bill) Ante Lundberg, M.D. as executive director.

PROPOSAL 5

Re-appointment of Anand Mehra, M.D. as non-executive director

The board of directors has made a binding nomination to re-appoint Anand Mehra, M.D. as non-executive director of the Company for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2025.

Anand Mehra, M.D., has served as a non-executive director since August 2015 and as Chairperson of our board of directors effective since June 2020. Dr. Mehra held various positions at Sofinnova Investments (f.k.a. Sofinnova Ventures) from 2007 to January 2020, most recently holding the position of a managing general partner, where he focused on working with entrepreneurs to build drug development companies. He led the firm’s investments in Vicept Therapeutics (acquired by Allergan), Aerie Pharmaceuticals, Inc., Aclaris Therapeutics, Inc. (Aclaris), and Spark Therapeutics. Prior to joining Sofinnova, Dr. Mehra worked in J.P. Morgan’s private equity and venture capital group and as a consultant at McKinsey & Company. He currently serves as a member of the board of directors of the publicly held life science company Aclaris. Within the past five years, he also served on the boards of directors of the publicly held life science companies Marinus Pharmaceuticals, Inc., Spark Therapeutics, Inc. and Aerie Pharmaceuticals. Dr. Mehra received a B.A. degree in political philosophy from the University of Virginia and an M.D. degree from Columbia University’s College of Physicians and Surgeons. We believe that Dr. Mehra’s extensive experience in the life science industry, his service on the board of directors of other publicly held life science companies and his extensive leadership experience qualify him to serve on our board of directors.

VOTE REQUIRED

The proposal to re-appoint Dr. Mehra as non-executive director is based on a binding nomination proposed by the board of directors. Consequently, Dr. Mehra shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the re-appointment of Anand Mehra, M.D. as non-executive director.

PROPOSAL 6

Re-appointment of Victor Sandor, M.D.C.M. as non-executive director

The board of directors has made a binding nomination to re-appoint Victor Sandor, M.D.C.M. as non-executive director of the Company for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2027.

Victor Sandor, M.D.C.M., has served as a non-executive director of our board of directors since June 2019. From September 2014 to December 2019, Dr. Sandor was the Chief Medical Officer at Array BioPharma (Array), a pharmaceutical company, where he oversaw clinical development through regulatory approval of Braftovi® and Mektovi® for the treatment of BRAFV600E/K mutant melanoma and Braftovi for the treatment of BRAFV600E mutant colorectal cancer. Prior to joining Array, from February 2010 to September 2014, he was Senior Vice President for Global Clinical Development at Incyte Corporation (Incyte), a pharmaceutical company, where he oversaw clinical development through regulatory approval of Jakafi® for the treatment of myelofibrosis and polycythemia vera. Prior to joining Incyte, Dr. Sandor was Vice President and Chief Medical Officer for oncology at Biogen Idec and, prior to that held positions of increasing responsibility in oncology product development at AstraZeneca, where he played a lead role in the registration of Arimidex® (anastrozole) for adjuvant use and the development of early stage programs through proof-of-concept. Dr. Sandor received his M.D.C.M. from McGill University in Montreal, Canada, and completed his Fellowship in Medical Oncology at the National Institutes of Health in Bethesda, Maryland. He currently serves on the boards of directors of publicly held life sciences companies ADC Therapeutics, Prelude Therapeutics and Kymera Therapeutics. We believe that Dr. Sandor is qualified to serve on our board of directors due to his experience in the field of medicine, clinical drug development and scientific experience and breadth of knowledge about our business.

In addition to Dr. Sandor, all of the persons whose names and biographies appear below are currently serving as our directors.

VOTE REQUIRED

The proposal to re-appoint Dr. Sandor as non-executive director is based on a binding nomination proposed by the board of directors. Consequently, Dr. Sandor shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the re-appointment of Victor Sandor, M.D.C.M. as non-executive director.

OUR BOARD OF DIRECTORS

We currently have eight (8) directors on our board of directors, including one executive director, and seven (7) non-executive directors. Our current executive director is Sven (Bill) Ante Lundberg, M.D., who has served on our board of directors since June 2019 and as an executive director since December 31, 2019. Our current non-executive directors are Mark Iwicki, who has served on our board of directors since June 2015, Len Kanavy, who has served on our board of directors since July 2018, Anand Mehra, M.D., who has served on our board of directors since August 2015, Gregory D. Perry, who has served on our board of directors since May 2016, Paolo Pucci, who has served on our board of directors since June 2020, Victor Sandor, M.D.C.M., who has served on our board of directors since June 2019, and Maxine Gowen, Ph.D., who has served on our board of directors since May 2021.

Each board member is appointed for an initial term of up to four years. A non-executive director may be re-appointed for one subsequent term of up to four years followed by up to two subsequent terms of up to two years. An executive director may serve for an unlimited number of consecutive terms of up to four years. The expiration of the current terms of the members of our board of directors and the period each member has served in that term are as follows:

Name	Year Current Term Began	Year Current Term Expires
Mark Iwicki	2020	2024
Len Kanavy	2022	2026
Sven (Bill) Ante Lundberg, M.D.	2019	2023
Anand Mehra, M.D.	2019	2023
Gregory D. Perry	2020	2024
Paolo Pucci	2020	2024
Victor Sandor, M.D.C.M.	2019	2023
Maxine Gowen, Ph.D.	2021	2025

Our articles of association provide that the number of executive and non-executive directors may only be determined by our board of directors. Our directors are appointed on the basis of a binding nomination prepared by our board of directors. Our general meeting of shareholders may overrule the binding nomination by a resolution passed by a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, in which case our board of directors shall be allowed to make a new binding nomination. Our directors may be dismissed only by a resolution at a general meeting of shareholders. Dismissal of a director by our general meeting of shareholders requires a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, unless the dismissal is proposed by the board of directors, in which case a simple majority of votes cast will suffice to pass the resolution.

There are no family relationships among any of our executive officers or directors.

Continuing Members of the Board of Directors

NON-EXECUTIVE DIRECTORS (TERM TO EXPIRE AT THE 2024 ANNUAL GENERAL MEETING)

The current members of the board of directors whose term will expire at the 2024 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting are as follows:

Name	Age	Served as a Director Since	Position(s) with Merus
Mark Iwicki	56	2015	Non-Executive Director
Gregory D. Perry	62	2016	Non-Executive Director
Paolo Pucci	61	2020	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of each continuing director whose term will expire at the 2024 annual general meeting of shareholders are as follows:

MARK IWICKI	Age 56

Mark Iwicki, has served as a non-executive director of our board of directors since June 2015. From June 2015 until July 2018, Mr. Iwicki served as the Chairperson of our board of directors. Mr. Iwicki currently serves as the Chairperson and Chief Executive Officer of Kala Pharmaceuticals, Inc., a pharmaceutical company, where he has been employed since April 2015. From February 2014 to November 2014 Mr. Iwicki served as President and Chief Executive Officer of Civitas Therapeutics. From December 2012 to January 2014, Mr. Iwicki served as President and Chief Executive Officer and director at Blend Therapeutics, Inc. From 2007 to June 2012, Mr. Iwicki served in several roles, including Chief Commercial Officer, President and Chief Operating Officer and Director and Chief Executive Officer at Sunovion Pharmaceuticals, Inc., formerly Sepracor, Inc., a pharmaceutical company. From 1998 to 2007, Mr. Iwicki held executive positions, including Vice President and Business Unit Head, at Novartis Pharmaceuticals Corporation, a pharmaceutical company. Mr. Iwicki currently serves on the boards of directors of publicly held life science companies Akero Therapeutics, Inc. and Kala Pharmaceuticals, Inc. Within the past five years, he also served on the board of directors of the publicly held life science company Aimmune Therapeutics Inc. and Pulmatrix, Inc. Mr. Iwicki received a B.A. in business administration from Ball State University and an M.B.A. from Loyola University. We believe that Mr. Iwicki is qualified to serve on our board of directors due to his leadership, commercial and business experience in the biotechnology industry and breadth of knowledge about our business, as well as his tenure as CEO and independent director in several publicly held life science companies.

GREGORY D. PERRY	Age 62

Gregory D. Perry, has served as a non-executive director of our board of directors since May 2016 and Vice Chairperson of our board of directors since August 2018. Mr. Perry served as the Chief Financial Officer at Finch Therapeutics Group, a microbiome therapeutics company from May 2018 until his retirement in April 2022. Mr. Perry served as the Chief Financial and Administrative Officer of Novelion Therapeutics Inc., a biopharmaceutical company (Novelion), from November 2016 to December 2017. Prior to Novelion, Mr. Perry was Chief Financial Officer of Aegerion Pharmaceuticals Inc., a biopharmaceutical company from July 2015 until its merger with Novelion in November 2016. Prior to that, he served as Chief Financial and Business Officer of Eleven Biotherapeutics, Inc., now Sensen Bio, a fusion-protein therapeutics company, from January 2014 to June 2015. Prior to that, Mr. Perry served as the Interim Chief Financial Officer of InVivo Therapeutics Holdings Corp., a biomaterials and biotechnology company, from September 2013 to December 2013, and prior to that he served as Senior Vice President and Chief Financial Officer of ImmunoGen, Inc., a biotechnology company, from 2009 until he was promoted in 2011 to Executive Vice President and Chief Financial Officer, a role he held until 2013. Before that, he was the Chief Financial Officer of Elixir Pharmaceuticals and, prior to that Senior Vice President and Chief Financial Officer of Transkaryotic Therapies. He has also held various financial leadership roles within PerkinElmer Inc., Domantis Ltd., Honeywell and General Electric. Since February 2018, Mr. Perry has served on the board of directors of the publicly held life science company Kala Pharmaceuticals, including as chairperson of its audit committee. From December 2011 to February 2016, Mr. Perry served on the board of directors of Ocata Therapeutics, including as chairperson of its audit committee and a member of its compensation committee, until it was acquired by Astellas Pharma Inc. Mr. Perry received a B.A. in Economics and Political Science from Amherst College. We believe that Mr. Perry is qualified to sit on our board of directors based on his financial experience, leadership and business experience and breadth of knowledge about our business.

PAOLO PUCCI	Age 61

Paolo Pucci, has served as a non-executive director of our board of directors since June 2020. Mr. Pucci served as the Chief Executive Officer of ArQule, Inc. (ArQule), a biopharmaceutical oncology company engaged in the research and development of targeted therapeutics, from June 2008 until its acquisition by Merck Inc. in January 2020. Prior to joining ArQule, Mr. Pucci worked at Bayer AG from 2001 to 2008, where he served in a number of leadership capacities including President of the Oncology & Global Specialty Medicines Business Units and was a member of the Bayer Pharmaceuticals Global Management Committee. Before Bayer, Mr. Pucci held positions of increasing responsibility with Eli Lilly and Company from July 1991 to April 2001, culminating with his appointment as Managing Director, Eli Lilly Sweden AB. Mr. Pucci earned an M.S. in economics and accounting from Università degli Study di Napoli Federico II and an M.B.A. in marketing and finance from the University of Chicago. Within the past five years, Mr. Pucci previously served on the boards of directors of Algeta ASA, until its acquisition by Bayer AG, and Dyax Inc., until its acquisition by Shire Plc (which was subsequently acquired by Takeda Pharmaceutical Company Ltd.), New Link Genetics Inc, ArQule Inc., until its acquisition by Merck Inc., and Trillium Therapeutics Inc., until its acquisition by Pfizer Inc. He currently serves on the boards of directors of publicly held life sciences companies West Pharmaceuticals Services, Inc., and Replimmune Group Inc. We

believe that Mr. Pucci is qualified to serve on our board of directors due to his leadership, international business and biotechnology experience in large multinational pharmaceutical corporations as well as his tenure as CEO and independent director in several publicly held life science companies, and breadth of knowledge about our business.

NON-EXECUTIVE DIRECTOR (TERM TO EXPIRE AT THE 2025 ANNUAL GENERAL MEETING)

The current member of the board of directors whose term will expire at the 2025 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting is as follows:

Name	Age	Served as a Director Since	Position(s) with Merus
Maxine Gowen, Ph.D.	65	2021	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of the continuing director whose term will expire at the 2025 annual general meeting of shareholders are as follows:

MAXINE GOWEN	Age 65

Maxine Gowen, Ph.D., has served as a non-executive director of our board of directors since May 2021. Dr. Gowen was the founding President and Chief Executive Officer of Trevena, Inc. (Trevena), from 2007 to October 2018. Prior to this position, Dr. Gowen held a variety of leadership roles at GlaxoSmithKline (GSK) over a period of 15 years. As Senior Vice President for the company’s Center of Excellence for Drug Discovery, she developed an innovative new approach to externalizing drug discovery. Dr. Gowen was previously President and Managing Partner at SR One, the venture capital subsidiary of GSK, where she led its investments in and served on the boards of directors of numerous companies. Dr. Gowen also previously served as Vice President, Drug Discovery, Musculoskeletal Diseases at GSK, where she was responsible for drug discovery and early development for osteoporosis, arthritis and metastatic bone disease. Dr. Gowen currently serves on the boards of directors of publicly held life science companies Aclaris, Aceragen, Inc., and Passage Bio, and served on the boards of directors of publicly held life science companies Akebia Therapeutics (Akebia) and Trevena until May 2021. Dr. Gowen holds a B.Sc. in biochemistry from the University of Bristol, U.K., received a Ph.D. in cell biology from the University of Sheffield, U.K., and received an M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Dr. Gowen is qualified to serve on our board of directors due to her leadership, experience in the biotechnology industry and in the field of clinical drug development, her scientific experience and her tenure as CEO and independent director at several publicly held life science companies.

NON-EXECUTIVE DIRECTOR (TERM TO EXPIRE AT THE 2026 ANNUAL GENERAL MEETING)

The current member of the board of directors whose term will expire at the 2026 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting is as follows:

Name	Age	Served as a Director Since	Position(s) with Merus
Len Kanavy	61	2018	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of the continuing director whose term will expire at the 2026 annual general meeting of shareholders are as follows:

LEN KANAVY	Age 61

Len Kanavy, age 61, has served as a non-executive director of our board of directors since July 2018. Mr. Kanavy most recently served as Senior Vice President, Commercial Business Operations at Genentech, a biotechnology company, from September 2006 to September 2016, where he was responsible for strategic decisions for the U.S. commercial business, including product launches, valuation of business development opportunities, clinical development plan options and pricing. From 2014 to 2016, he was a board member of the Genentech Access to Care Foundation. Prior to joining Genentech, Mr. Kanavy was Vice President, Commercial Operations at Novartis Pharmaceuticals, where he led teams in business analytics, strategy, and product launches. Mr. Kanavy holds a B.S. in Business Administration and an M.B.A. with a specialization in Finance from the University of Scranton. We believe that Mr. Kanavy is qualified to serve on our board of directors due to his leadership, business development and commercial experience in the biotechnology industry.

BOARD DIVERSITY MATRIX

Board Diversity Matrix (As of April 28, 2023)

Country of Principal Executive Offices	The Netherlands

Foreign Private Issuer	No

Disclosure Prohibited under Home Country Law	No

Total Number of Directors	8

	Female	Male	Non- Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	1	5	0	2

Part II: Demographic Background

Underrepresented Individual in Home Country Jurisdiction	1

LGBTQ+	0

Did Not Disclose Demographic Background	3

PROPOSAL 7

Extending authorization of the Company’s board of directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company’s capital

At the Annual General Meeting held on July 20, 2018, our general meeting of shareholders has authorized our board of directors, for a period of five years following the date of that Annual General Meeting (i.e., until July 20, 2023) to issue ordinary shares, or grant rights to subscribe for ordinary shares, up to the Company’s authorized share capital as included in its Articles of Association from time to time. Our board of directors proposes to extend this authorization for a period ending five years following the upcoming Annual General Meeting. If this proposal and proposal 8 pass, this will allow the Company to continue issuing ordinary shares and rights to subscribe for ordinary shares beyond July 20, 2023 without the expense and delay of first having to convene an Extraordinary General Meeting to authorize such issuance or grant.

Irrespective of the proposed authorization of our board of directors to issue ordinary shares or to grant rights to subscribe for ordinary shares as proposed above, the Company remains subject to the limits of Nasdaq Rule 5635(d), which requires, among other things, shareholder approval for transactions, other than “public offerings,” involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial shareholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement and (ii) the average closing price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶

The board of directors unanimously recommends a vote FOR extending the authorization of the board of directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company’s capital.

PROPOSAL 8

Extending authorization of the Company’s board of directors to limit or exclude pre-emption rights

At the Annual General Meeting held on July 20, 2018, our general meeting of shareholders has authorized our board of directors, for a period of five years following the date of that Annual General Meeting (i.e., until July 20, 2023) to limit or exclude pre-emption rights in connection with any issuance of ordinary shares or rights to subscribe for ordinary shares resolved upon by our board of directors. Our board of directors proposes to extend this authorization for a period ending five years following the upcoming Annual General Meeting. If proposal 7 and this proposal 8 pass, this will allow the Company to continue issuing ordinary shares and rights to subscribe for ordinary shares beyond July 20, 2023 without the expense and delay of first having to convene an Extraordinary General Meeting to authorize such issuance or grant.

Irrespective of the proposed authorization of our board of directors to issue ordinary shares or to grant rights to subscribe for ordinary shares as proposed above, the Company remains subject to the limits of Nasdaq Rule 5635(d), which requires, among other things, shareholder approval for transactions, other than “public offerings,” involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial shareholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement and (ii) the average closing price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal, except if less than half of the Company’s issued share capital is represented at the Annual General Meeting in which latter case this proposal requires a two-thirds majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR extending the authorization of the board of directors to limit or exclude pre-emption rights.

PROPOSAL 9

Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital

The board of directors has been authorized, for a period ending on December 1, 2023, to resolve for the Company to acquire fully paid-up shares in the Company’s capital (or depository receipts for such shares) by any means, including through derivative products, purchases on a stock exchange, private purchases, block trades, or otherwise, for a price per share which is higher than nil and no higher than 110% of the average closing price of the Company’s common shares on the Nasdaq Global Market (“Nasdaq”) (such average closing price being calculated over the five trading days preceding the date the acquisition is agreed upon by the Company), up to 10% of the Company’s issued share capital.

It is now proposed to renew the authorization of the board of directors, for a period of 18 months following the date of the Annual General Meeting, to resolve for the Company to acquire fully paid-up shares in the Company’s capital (or depository receipts for such shares) by any means, including through derivative products, purchases on a stock exchange, private purchases, block trades, or otherwise, for a price per share which is higher than nil and no higher than 110% of the average closing price of the Company’s common shares on the Nasdaq (such average closing price being calculated over the five trading days preceding the date the acquisition is agreed upon by the Company), up to 10% of the Company’s issued share capital (determined as at the close of business on the date of the Annual General Meeting). If this proposal is passed, the proposed authorization shall replace the existing authorization referred to in the previous paragraph.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital.

PROPOSAL 10

Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a-21 under the Exchange Act, we request that our shareholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their support of our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual General Meeting:

“RESOLVED, that the Company’s shareholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”

We believe that our compensation programs and policies for the year ended December 31, 2022 are worthy of shareholder support because they were an effective incentive for the achievement of our business goals, were well-designed to attract and retain highly qualified executives, and aligned with shareholder interest.

This vote is merely advisory and will not be binding upon us, our board of directors or our compensation committee, nor will it create or imply any change in the duties of us, our board of directors or our compensation committee. The compensation committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The board of directors values constructive dialogue on executive compensation and other significant governance topics with our shareholders and encourages all shareholders to vote their shares on this important matter.

At our 2022 annual general meeting of shareholders held on May 31, 2022, our shareholders recommended, on an advisory basis, that the shareholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our board of directors determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual General Meeting) is expected to occur at our 2024 annual general meeting of shareholders.

VOTE REQUIRED

This proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

▶	The board of directors unanimously recommends a vote FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed the Company’s audited financial statements for the financial year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The audit committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the audit committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. In addition, the audit committee discussed with the independent registered public accounting firm its independence from the Company. The audit committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the financial year ended December 31, 2022.

Gregory D. Perry (Chair)

Maxine Gowen, Ph.D.

Paolo Pucci

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of KPMG Accountants N.V., our independent registered public accounting firm, billed to us for each of the last two financial years for audit services and billed to us in each of the last two financial years for other services:

Fee Category	2022	2021
Audit Fees	$1,289,012	$1,451,736
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$1,289,012	$1,451,736

AUDIT FEES

Audit fees for the financial years 2022 and 2021 consist of fees billed for the audit of our annual consolidated financial statements for our Dutch statutory annual report, which includes the Company’s annual accounts prepared under Dutch law, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements. Audit fees for the financial year 2022 also included the provision of audit services associated with the Company’s “at the market” equity offering program in June and August 2022. Audit fees for the financial year 2021 also included the provision of audit services associated with the Company’s two follow-on offerings in January and November 2021, and preparation for loss of Emerging Growth Company status in 2022.

AUDIT-RELATED FEES

There were no such fees incurred in 2022 or 2021.

TAX FEES

There were no such fees incurred in 2022 or 2021.

ALL OTHER FEES

There were no such fees incurred in 2022 or 2021.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Pursuant to the charter of the audit committee, the audit committee pre-approves audit and non-audit services, provided that de minimis non-audit services may instead be approved in accordance with the available exceptions under the rules of the SEC. The audit committee delegated its authority to pre-approve services to the Chairperson of the audit committee on September 19, 2017, and the Chairperson must present any such approvals to the full audit committee at the next audit committee meeting.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Sven (Bill) Ante Lundberg, M.D.(1)	59	President, Chief Executive Officer and Principal Financial Officer
Hui Liu, Ph.D. (2)	50	Chief Business Officer and Head of Merus U.S.
Peter B. Silverman, J.D. (3)	45	Chief Operating Officer and General Counsel
Andrew Joe (4)	57	Chief Medical Officer

[1]	See biography on page 12 of this proxy statement.

2          Hui Liu, Ph.D. has served as our Chief Business Officer since December 2015 and Head of Merus U.S. since October 2018. His responsibilities include business development, alliance management, product strategy, finance and Merus operations in the U.S. Prior to joining Merus, Dr. Liu served as Vice President and Global Head, Business Development & Licensing, Oncology, from 2013 to 2015, and as Vice President and Global Head, Business Development & Licensing, Vaccines & Diagnostics, from 2009 to 2012, at Novartis AG. Prior to Novartis, Dr. Liu held positions of increasing responsibilities in business development at Pfizer, Inc. from 2004 to 2009 and in the R&D organization at Pfizer and its predecessor company Warner-Lambert from 1997 to 2001. Dr. Liu currently serves on the board of directors of RallyBio Corporation. From 2001 to 2004, Dr. Liu was an investment banker at Goldman Sachs and Citigroup. Dr. Liu holds a Ph.D. in molecular biology and an M.B.A. in finance from the University of Michigan and a B.S. in biology from Peking University.

3          Peter B. Silverman, J.D. has served the Company since 2014, first as outside counsel, as Chief Operating Officer since January 1, 2023, as Head of Utrecht from April 2020 to January 1, 2023, as General Counsel since February 2018 and our Chief Intellectual Property Officer and Head of US Legal since February 2017. His responsibilities include management of the Company’s operations, legal and intellectual property, information technology, facilities and human resource matters, and management and operations of the headquarters in Utrecht. Prior to joining Merus, Mr. Silverman was a Partner at Kirkland & Ellis LLP, where he represented numerous life sciences companies concerning an array of legal matters and technologies. Mr. Silverman was an associate at Kaye Scholer LLP (now Arnold & Porter Kaye Scholer LLP), and prior to that Mr. Silverman also served as judicial law clerk to U.S. District Court Judge Anne E. Thompson of the District of New Jersey. He holds a J.D. from Fordham University School of Law, graduating magna cum laude and Order of the Coif. He is admitted to practice law in New York. Mr. Silverman also holds a B.A. in biology from the University of Rochester.

4          Andrew Joe, M.D., has served as our Chief Medical Officer since July 2020. His responsibilities include overseeing clinical and regulatory strategy and activities at Merus. Dr. Joe served as Vice President, Oncology Department at Sanofi from 2018 to 2020, where he most recently led the immuno-oncology program, which included co-development of LIBTAYO® (cemiplimab-rwlc) with Regeneron in skin, lung and other cancers. Previously, he served as Executive Medical Director, Global Clinical Development, Oncology at Merck Sharp & Dohme Corp., from 2015 to 2018, where he led the KEYTRUDA® (pembrolizumab) New Indications Development Team in obtaining the first tumor/histology-agnostic drug approval in Microsatellite Instability-High (MSI-H) cancer, and the first immuno-oncology drug approval in a gynecological malignancy (cervical cancer). Dr. Joe also played key roles at Novartis in the global approval of Zykadia® (ceritinib) in ALK-positive lung cancer and at Roche in the global approval of ZELBORAF® (vemurafenib) in BRAF-mutant metastatic melanoma. Dr. Joe is an Assistant Professor of Medicine at Columbia University Irving Medical Center. He received B.S. degrees in chemistry and biology from the Massachusetts Institute of Technology and an M.D. from the Mount Sinai School of Medicine.

CORPORATE GOVERNANCE

GENERAL

Our board of directors has adopted, among other policies, board rules, an Insider Trading Compliance Policy, a Code of Business Conduct and Ethics, an Anti-Corruption Policy and charters for our nomination and corporate governance committee, audit committee, and compensation committee to assist the board of directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our board rules in the “Corporate Governance” section, under “Governance Documents” of the “Investors & Media” page of our website located at www.merus.nl.

BOARD COMPOSITION

Our board of directors currently consists of eight members: Sven (Bill) Ante Lundberg, M.D., Maxine Gowen, Ph.D., Mark Iwicki, Len Kanavy, Anand Mehra, M.D., Gregory D. Perry, Paolo Pucci and Victor Sandor, M.D.C.M. On March 29, 2023, our board of directors nominated Dr. Lundberg for re-appointment at the Annual General Meeting as executive director for a term ending immediately after the annual general meeting of shareholders to be held in 2027, Dr. Mehra for re-appointment at the Annual General Meeting as non-executive director for a term ending immediately after the annual general meeting of shareholders to be held in 2025, and Dr. Sandor for re-appointment at the Annual General Meeting as non-executive director for a term ending immediately after the annual general meeting of shareholders to be held in 2027. Each board member is appointed for an initial term of up to four years. A non-executive director may be re-appointed for one subsequent term of up to four years followed by up to two subsequent terms of up to two years. An executive director may serve for an unlimited number of terms of up to four years. Our articles of association provide that the number of executive and non-executive directors may only be determined by our board of directors. Our directors are appointed on the basis of a binding nomination prepared by our board of directors. Our general meeting of shareholders may overrule the binding nomination by a resolution passed by a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, in which case our board of directors shall be allowed to make a new binding nomination. Our directors may be dismissed only by a resolution at a general meeting of shareholders. Dismissal of a director by our general meeting of shareholders requires a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, unless the dismissal is proposed by the board of directors, in which latter case a simple majority of votes cast will suffice to pass the resolution.

DIRECTOR INDEPENDENCE

All of our directors, other than Sven (Bill) Ante Lundberg, M.D., qualify as “independent” in accordance with Nasdaq listing requirements. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Dr. Lundberg is not independent because he is the President, Chief Executive Officer and Principal Financial Officer of our Company.

DIRECTOR CANDIDATES

The nomination and corporate governance committee is responsible for drawing up selection criteria and appointment procedures for the directors. In searching for qualified director candidates for appointment to the board of directors and filling vacancies on the board of directors, the nomination and corporate governance committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The nomination and corporate governance committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Once potential candidates are identified, the nomination and corporate governance committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the nomination and corporate governance committee for candidates for appointment as a director.

In evaluating the suitability of individual candidates (both new candidates and current board members), the nomination and corporate governance committee, in recommending candidates for appointment, and the board of directors, in approving (and, in the case of vacancies, appointing), may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; experience relevant to an international company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, ethnicity, and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The board of directors evaluates each individual in the context of the board as a whole, with the objective of assembling a group that can best perpetuate the long-term success and sustainability of the business and further the interests of our stakeholders, including shareholders, through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-appointment, the nomination and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the board of directors.

Shareholders may recommend individuals to our nomination and corporate governance committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our nomination and corporate governance committee, c/o Company Secretary, Merus N.V., Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM SHAREHOLDERS

The board of directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Our Secretary and General Counsel are primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the directors as they consider appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Company Secretary or General Counsel and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the board of directors should address such communications to the board of directors in writing: c/o Company Secretary, Merus N.V., Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our board is comprised of individuals with extensive experience within the biotechnology and pharmaceutical industries. Our board rules provide that the Chairperson and the Vice Chairperson of the Board must each be a non-executive director. Our executive director is charged primarily with the Company’s day-to-day business and operations and the implementation of the Company’s strategy. Our non-executive directors are charged primarily with the supervision of the performance of the duties of our board of directors. Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Risk assessment and oversight are an integral part of our governance and management processes.

Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including with respect to business continuity risks such as risks relating to market volatility, the COVID-19 pandemic, and our audit committee is charged with overseeing the responsibilities of our board of directors with respect to the application of information and communication technology by the Company, including risks relating to cybersecurity. Throughout 2022, the board of directors met on five occasions wherein they reviewed the corporate strategy and impact of COVID-19, enterprise risk management, evaluated impact on operations and supervised the Company enacting risk mitigation planning, business continuity planning, emergency succession planning, the volatility of biopharmaceutical companies’ stock as a result of disruptions and extreme volatility in the global economy, including rising inflation and interest rates, declines in economic growth, the conflict between Russia and Ukraine and additional measures related to protecting the health and safety of employees in response to COVD-19. The audit committee also periodically reviews our policies and procedures for investments in view of the prevailing market conditions as well as reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including our related person transaction policy, and recommends any changes to our board of directors, and in accordance with our related person transaction policy and the Nasdaq rules, our audit committee conducts appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. Our compensation committee is charged with submitting clear and understandable proposals to our board of directors concerning changes to our compensation policies. The board of directors does not believe that its role in the oversight of our risks adversely affects the board of directors’ leadership.

ANNUAL BOARD EVALUATION

Our board rules require an annual assessment of the board of directors and its committees and the nomination and corporate governance committee charter requires the nomination and corporate governance committee to oversee such annual assessment.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and others temporarily assigned to perform work or services for us. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.merus.nl. Our board of directors is responsible for administering the Code of Business Conduct and Ethics. The board of directors is allowed to amend, alter or terminate the Code of Business Conduct and Ethics. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

ANTI-HEDGING POLICY

Our board of directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such zero-cost collars and forward sale contracts, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other shareholders.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were five meetings of the board of directors during the financial year ended December 31, 2022. During the financial year ended December 31, 2022, each director attended at least 75% of the aggregate of all meetings of the board of directors and meetings of the committees on which the director served during the period in which he served as a director.

Currently, we do not maintain a formal policy regarding director attendance at the Annual General Meeting; however, due to the location of our Annual General Meetings in the Netherlands, the residence of some of our directors in the United States and the fact that regular board meetings do not take place at or around the time of the annual general meetings of shareholders, we do not require directors to attend annual general meetings of shareholders. Three of our then-serving directors attended our 2022 Annual General Meeting held on May 31, 2022.

COMMITTEES OF THE BOARD

Our board of directors has established an audit committee, compensation committee, and nomination and corporate governance committee—each of which operates under a written charter that has been approved by our board and that are available in the Investors & Media section of our website at www.merus.nl. All of the members of each of these committees are independent as defined under the Nasdaq rules. Our board of directors has determined that Gregory D. Perry, Maxine Gowen, Ph.D. and Paolo Pucci meet the independence requirements of Rule 10A-3 under Exchange Act for participation on the audit committee. All members of the compensation committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules and each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. All members of the nomination and corporate governance committee are independent under the Nasdaq rules.

The members of each of the audit, compensation, nomination and corporate governance committees and the committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nomination and Corporate Governance
Mark Iwicki		Chair	X
Len Kanavy		X	X
Anand Mehra, M.D.			Chair
Gregory D. Perry	Chair	X
Paolo Pucci	X	X
Victor Sandor, M.D.C.M.
Maxine Gowen, Ph.D..	X

AUDIT COMMITTEE

Our audit committee’s responsibilities include:

•

overseeing the responsibilities of the board of directors with respect to: our relationship with, and compliance with recommendations and follow-up of comments made by, our independent auditor, our funding, the application of information and communication technology by us, including risks relating to cybersecurity, operation of our Code of Business Conduct and Ethics and other internal policies, and our tax policy;

•	preparing our internal audit plan for approval by the board of directors;

•	reviewing and discussing our independent auditor’s audit plan with our independent auditor;

•

reviewing and discussing our internal audit results, including (i) any material weaknesses, significant deficiencies or other deficiencies in our internal controls, (ii) any findings and observations with a material impact on our risk profile; and (iii) any failings in the follow-up of recommendations made previously;

•

at least annually, reviewing and discussing with our independent auditor the scope of the independent auditor’s audit plan and the principal risks of our financial reporting identified in the audit plan and the findings and outcome of our independent auditor’s audit of our financial statements and our management letter;

•	determining whether and, if so, how our independent auditor should be involved in the content and publication of financial reports other than our financial statements;

•

reviewing and discussing the effectiveness of the design and operation of our internal controls over financial reporting with the board of directors, including (i) any identified material failings in the internal controls; and (ii) any material changes made to, and any material improvements planned for, the internal controls;

•

taking, or recommending that the board of directors take, appropriate action to oversee the independence of our independent auditor, including obtaining and reviewing a formal statement from the independent auditor delineating all relationships between the auditor and us, including written disclosures and the letter from the independent auditor required by the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and actively engaging in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the independent auditor;

•	advising the board of directors regarding nominating for appointment or reappointment the independent auditor and preparing the selection of the independent auditor for such purpose;

•

setting the compensation of our independent auditor subject to further approval by the board of directors, retaining our independent auditor subject to further approval by the board of directors and overseeing the independent auditor, and, when necessary, recommending the termination of the engagement of the independent auditor to the board of directors;

•

reviewing and discussing with our management and the independent auditor our audited financial statements and receiving and considering the reports and other communications required to be made by the independent auditor;

•	requesting the independent auditor to provide relevant information about any inspections of the firm by the PCAOB;

•	considering whether to recommend to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K;

•	preparing an annual committee report for inclusion where necessary in our proxy statement relating to our annual general meeting of shareholders;

•

directing the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by us of such information and to discuss promptly with the audit committee and our principal financial officer any matters identified in connection with the independent auditor’s review of interim financial information, and directing management to advise the audit committee in the event that we propose to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information;

•

establishing procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees concerns regarding questionable accounting or auditing matters;

•

periodically reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our Related Person Transaction Policy, and recommending any changes to the board of directors, and conducting appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis;

•

engagement of such independent legal, accounting and other advisors as the audit committee deems necessary or appropriate to carry out its responsibilities, including causing us, without further action by the board of directors, to pay the compensation of such advisors as approved by the audit committee; and causing us to pay, without further action by the board of directors, the ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties; and

•

conducting or authorizing investigations into any matters within the scope of the audit committee’s responsibilities as it shall deem appropriate, including the authority to request any of our officers, employees or advisors to meet with the audit committee or any advisors engaged by the audit committee.

The members of the audit committee are Gregory D. Perry, Maxine Gowen, Ph.D. and Paolo Pucci. Mr. Perry serves as the Chairperson of the committee. The members of our audit committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our board of directors has determined that each of Mr. Perry and Mr. Pucci is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The audit committee meets as often as one or more members of the audit committee deem necessary, but in any event, meets at least four times per year. The audit committee meets at least once per year with our independent accountant, without our management being present. The audit committee met four times in 2022.

COMPENSATION COMMITTEE

Our compensation committee is responsible for assisting the board of directors in the discharge of its responsibilities relating to the compensation of our senior management, including our executive officers. In fulfilling its purpose, our compensation committee has the following principal duties:

•	submitting clear and understandable proposals to the board of directors concerning changes to our compensation policy;

•

submitting proposals to the board of directors concerning the compensation of individual directors and our Chief Executive Officer and senior management, including our executive officers at least covering: the compensation structure; the amount of the fixed and variable compensation components; the applicable performance criteria, if any; the scenario analyses that have been carried out; the pay ratios within our group; and with respect to a director, the relevant director’s views with regard to the amount and structure of his or her own compensation;

•	preparing of our compensation report for the board of directors;

•

reviewing and discussing with management the Compensation Discussion and Analysis (“CD&A”) included in our proxy statement and considering whether it will recommend to the board of directors that the CD&A be included in the proxy statement; and

•	preparing the annual compensation committee report pursuant to the rules of the Exchange Act.

The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities, including being directly responsible for the appointment, oversight and compensation of such consultant, counsel or advisor and the ability to cause us, without further action by the board of directors, to pay the compensation of such consultant, counsel or advisor as approved by the compensation committee, provided, however, that in retaining or obtaining the advice of such consultant, counsel or advisor, other than in-house legal counsel, the compensation committee shall take into consideration the factors affecting independence required by applicable SEC rules and Nasdaq rules. The compensation committee also has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of us to meet with the compensation committee or any advisors engaged by the compensation committee. During 2022, the compensation committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc (formerly known as Radford), Pearl Meyer & Partners, LLC, and Latham & Watkins LLP. The compensation committee reviewed compensation assessments provided by Pearl Meyer comparing our compensation to that of a group of peer companies within our industry and met with Pearl Meyer to discuss compensation of our executive officers and management team and to receive input and advice.

The compensation committee reviewed legal matters addressed by Latham & Watkins LLP related to the form of compensation of our executive officers, management team members and the employment contracts associated with these officers, employees, and our past and current executive directors, receiving their input and advice. The compensation committee has considered the independence of their advisors, and found them to be so according to the adviser independence factors required under SEC rules as they relate to (i) additional services, (ii) total fees as a percentage of total revenue, (iii) conflict of interest policies, (iv) business or personal relationships with members of the compensation committee, (v) stock ownership by compensation advisors, and (vi) business or personal relationships with executives of the company.

The members of our compensation committee are Mark Iwicki, Len Kanavy, Gregory D. Perry and Paolo Pucci. Mr. Iwicki serves as the Chairperson of the compensation committee.

The compensation committee met five times during 2022.

NOMINATION AND CORPORATE GOVERNANCE COMMITTEE

Our nomination and corporate governance committee’s responsibilities include:

•	drawing up selection criteria and appointment procedures for the directors;

•	reviewing the size and composition of the board of directors and submitting proposals for the composition profile of the board of directors;

•	reviewing the functioning of individual directors and reporting on such review to the board of directors;

•	overseeing the process on annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively;

•	drawing up a plan for the succession of directors;

•

targeting an annual review to work with our Chief Executive Officer to evaluate our succession plans for our Chief Executive Officer and other executive officers, including an emergency succession plan for our Chief Executive Officer;

•	submitting proposals for the appointment or reappointment of directors;

•	supervising the policy of the board of directors regarding the selection criteria and appointment procedures for our senior management;

•

reviewing the Company’s practices, goals and risk management regarding sustainability, climate-related, environmental, social and governance matters, and the Company’s public reporting concerning such matters; and

•

conducting or authorizing investigations into any matters within the scope of its the responsibilities as it shall deem appropriate, including the authority to request any of our officers, employees or advisors to meet with the nomination and corporate governance committee or any advisors engaged by the nomination and corporate governance committee.

The members of our nomination and corporate governance committee are Anand Mehra, M.D., Mark Iwicki and Len Kanavy. Dr. Mehra serves as the Chairperson of the nomination and corporate governance committee.

The members of the nomination and corporate governance committee met three times during 2022.

COMPENSATION DISCUSSION AND ANALYSIS

GENERAL

In this CD&A, we provide an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below (each, an “NEO”) during fiscal 2022, including the elements of our compensation program for NEOs, material compensation decisions made under that program for fiscal 2022 and the material factors considered in making those decisions. In 2022, our “named executive officers” and their positions were as follows:

•	Sven (Bill) Ante Lundberg, M.D., President, Chief Executive Officer and Principal Financial Officer;

•	Hui Liu, Ph.D., Chief Business Officer, Head of Merus US;

•	Peter B. Silverman, J.D., General Counsel and Head of Utrecht. Mr. Silverman was subsequently appointed as Chief Operating Officer in 2023; and

•	Andrew Joe, Chief Medical Officer.

EXECUTIVE SUMMARY

2022 Performance Highlights and Pay for Performance

Our executive compensation programs are designed to deliver pay in accordance with corporate and individual performance, rewarding superior performance and providing consequences for underperformance. We believe that the compensation of our NEOs for fiscal year 2022 was aligned with the Company’s performance during 2022. Highlights of that performance include:

•	Advancement of the Company’s clinical development pipeline, which included:

○	achieving significant enrollment in the eNRGy trial to support a potential registration path for zenocutuzumab in patients with NRG1 fusion (“NRG1+”) cancer;

○

significant progress and early, important clinical results with MCLA-129, including a clinical presentation at a medical conference in October 2022 and expansion into several potential meaningful clinical cohorts; and

○

advancement of the development of MCLA-158, supporting a planned disclosure at a medical conference in the first half of 2023, and transition of MCLA-145 to a wholly-owned global development program of the Company after Incyte Corporation’s (“Incyte”) election to opt-out of its ex-U.S development of MCLA-145 announced in January 2022.

•	Advancement of the Company’s pre-clinical development pipeline, which included:

○	development of multiple internal, wholly-owned programs planned for potential candidate nomination in 2023;

○

through the Company’s collaborations, achieving two candidate nomination milestones under the terms of the collaboration and license agreement between Merus and Incyte (“Incyte Collaboration”), with one asset entering the clinic in 2023, and multiple programs in various stages of preclinical development under the Incyte Collaboration, and three active programs under the collaboration and license agreement (the “Lilly Collaboration Agreement”) with Eli Lilly and Company, an Indiana corporation (“Eli Lilly”); and

○

significant advancement in the Company’s intellectual property portfolio with ten new patent filings and twenty new issuances covering the Company’s preclinical and clinical candidates and platform technologies.

•	Execution of the Company’s general and administrative goals including:

○	transition to a large accelerated filer and meeting the compliance requirements associated therewith;

○	achieving the Company’s hiring plan developing new functions including commercial, medical affairs, and supply chain;

○	successful completion of the development of and move-in to the Company’s new headquarters in Utrecht the Netherlands, referred to as the “Accelerator”; and

○

maintenance of financial discipline and strong balance sheet , including use of an Open Market Sale Agreement (the “Sales Agreement”) with Jefferies LLC (“Jefferies”) executed in 2021, under which Jefferies acted as the sales agent to sell common stock by an “at-the-market” offering in 2022, resulting in an aggregate net proceeds from fiscal 2022 of $57.5 million during a period of significant market volatility.

In order to align pay with performance, a significant portion of our NEOs’ compensation is delivered in the form of equity awards and annual cash incentives, which are variable compensation elements tied to our actual performance.

2022 Compensation Highlights

Consistent with our compensation philosophy, key compensation decisions for 2022 included the following:

•

Base Salaries. The 2022 base salaries for our NEOs remained level or were increased in order to position base salaries at or near the median of market, based on the market analysis of our independent compensation consultant, as described further below.

•

Annual Cash Incentives. For 2022, target annual cash incentive opportunities remained level or were increased in order to position target bonuses at or near the median of the market. Our compensation committee selected performance goals for our performance-based annual bonus program that were intended to promote our business plan and short-term goals, including with respect to advancement of our clinical and preclinical development pipeline, business development and commercial preparedness goals, and general and administrative goals, as described in more detail below. In light of our achievement of each of the corporate performance goals for 2022, the compensation committee determined we achieved 97% of target performance for the corporate performance objectives of our annual bonus plan. With respect to individual performance for each of our NEOs, the NEOs achieved between 97-110% of their individual performance goals for 2022.

•

Equity-Based Long Term Incentives. In 2022, we granted equity-based compensation in the form of options. We believe that options effectively align the interests of our executives with those of our shareholders by directly linking compensation to the value of our common shares. Options require an increase in shareholder value in order for our NEOs to realize any value.

Our employees are key to achieving our goals and our compensation programs are specifically designed to attract, retain and reward our critical talent, and provide a strong link between pay and performance. We target the 50th percentile of the peer groups, with variations as appropriate based on a unique combination of factors such as experience, performance, tenure, and criticality of role, among other relevant factors, with actual compensation received designed to reflect the combination of corporate and individual performance.

Compensation Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices include the following:

What We Do		What We Do Not Do
✓	Emphasize performance-based, at risk compensation.	X	Do not grant uncapped cash incentives or guaranteed equity compensation.
✓	Emphasize the use of equity compensation to promote executive retention and reward long-term value creation.	X	Do not provide significant perquisites.
✓	Weight the overall pay mix towards incentive compensation for senior executives.	X	Do not provide any compensation-related tax gross-ups.

What We Do		What We Do Not Do
✓	Engage an independent compensation consultant to advise our compensation committee.	X	Do not reprice our option awards and our equity incentive plan expressly forbids repricing or exchanging underwater options for cash, other awards or options with an exercise price per share that is less than the exercise price of the original option without shareholder approval.
✓	Require double trigger for change in control benefits such that no severance payment or equity acceleration occurs solely as a result of a change in control event.	X	Do not include single-trigger acceleration of unvested options.
✓	Maintain an independent Compensation Committee.	X	Do not permit our directors, officers and employees to engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other shareholders..
		X	Do not sponsor any defined benefit pension plans or supplemental retirement plans specifically for executives.

At our 2022 annual general meeting of shareholders, our shareholders (representing greater than 80% of the votes cast) voted to approve on a non-binding advisory basis, the compensation of our NEOs.

Also at our 2022 annual general meeting of shareholders, our shareholders voted in a non-binding, advisory vote in favor of having a non-binding shareholder vote on executive compensation once every year. Consistent with the stated preference of a majority of our shareholders, our next advisory vote on our NEOs’ compensation will be held at this 2023 annual general meeting, pursuant to Proposal No. 10.

DETERMINING EXECUTIVE COMPENSATION

Role of Compensation Consultant

Under its charter, our Compensation Committee has the authority to engage the services of a consulting firm to assist the Compensation Committee in fulfilling its duties. During 2022, our compensation committee retained Pearl Meyer as an independent compensation consultant to provide executive compensation advisory services. The compensation committee has evaluated Pearl Meyer’s independence pursuant to the requirements of Nasdaq and SEC rules and has determined that Pearl Meyer does not have any conflicts of interest in advising the compensation committee. Pearl Meyer did not provide any other services to the Company in 2022 for which the amount of fees exceeded $120,000.

Use of Market Data

In designing pay programs and setting pay levels, our Compensation Committee reviews market data from comparable biotechnology companies. There are two primary sources of information: public peer company disclosures and published market compensation survey data. The survey data is used to obtain a general understanding of current compensation practices and not as a basis from which to justify or provide a framework for compensation decisions. Our independent outside compensation consultant assists in determining the peer group companies and provides all relevant peer group compensation data. Separately, we participate in and purchase access to Aon Radford’s Global Compensation Database, which our Compensation Committee may use as a supplemental data point. Our Compensation Committee uses the market data to help structure a competitive executive compensation program and make individual compensation decisions based on comparable positions at companies with which we compete for talent. While our compensation committee does not establish compensation levels solely based on a review of competitive data or benchmark to any particular level, it believes such data is a useful tool in its deliberations as our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate and retain qualified executive officers.

In September 2021, our Compensation Committee approved two peer groups for use in setting target pay opportunities for 2022. The U.S. peer group served as the primary frame of reference and the companies were selected to be comparable to Merus in terms of industry, valuation, stage, and size. In consultation with Aon, our Compensation Committee selected the peer group generally using the following criteria:

•	Industry: biotechnology or pharmaceuticals;
•	Valuation: $250M - $2.0B market capitalization;
•	Stage: clinical phase 2 or 3; and
•	Size: 75 – 600 employees.

Preference was given, where possible, to companies focused on oncology. The resulting peer group, which we refer to as the 2021 U.S. Peer Group consisted of the following companies:

Aeglea BioTherapeutics, Inc.	CytomX Therapeutics, Inc.	Mersana Therapeutics, Inc.	Syndax Pharmaceuticals, Inc.
Arcturus Therapeutics Holdings Inc.	ImmunoGen, Inc.	Molecular Templates, Inc.	Syros Pharmaceuticals, Inc.
Arcus Biosciences, Inc.	Inhibrx, Inc.	NGM Biopharmaceuticals, Inc.	TCR2 Therapeutics Inc.
Atara Biotherapeutics, Inc.	Kura Oncology, Inc.	REGENXBIO Inc.	XBiotech Inc.
Crinetics Pharmaceuticals, Inc.	MacroGenics, Inc.	Scholar Rock Holding Corporation	Zymeworks Inc.

In order to understand the pay practices of comparable European biotech companies, or those with substantial operations in both Europe and the U.S., our Compensation Committee also approved a secondary peer group to be used for reference. This peer group, which we refer to as the 2021 European Peer Group was selected based on the same set of criteria used to select the 2021 U.S. Peer Group companies, except that in certain instances Aon relaxed the ranges to ensure a sufficient sample size given the limited number of companies from Europe reporting compensation information. The 2021 European Peer Group consisted of the following companies:

AC Immune SA	Bicycle Therapeutics plc	Immatics N.V.	uniQure N.V.
Adaptimmune Therapeutics plc	COMPASS Pathways plc	Molecular Partners AG	Zealand Pharma A/S
Affimed N.V.	DBV Technologies S.A.	Nordic Nanovector ASA
Autolus Therapeutics plc	Formycon AG	ProQR Therapeutics N.V.

Subsequently, in September 2022, our Compensation Committee updated the peer groups to reflect our progress and profile. In consultation with Pearl Meyer our Compensation Committee updated the U.S. peer group generally using the following criteria:

•	Industry: biotechnology or pharmaceuticals;
•	Valuation: $300M - $3.0B market capitalization, on a trailing 6-months average basis;
•	Stage: clinical; and
•	Size: 50 – 500 employees at the last fiscal year end, and <$400M in trailing 12 months operating expense.

Preference was given, where possible, to companies in phase 2 or 3 and/or those focused on oncology. As a result, our Compensation Committee determined to make the following changes on the basis of either valuation, stage or size:

•

Removals: Aeglea BioTherapeutics, Inc., Atara Biotherapeutics, Inc., Cytomx Therapeutics, Inc., MacroGenics, Inc., Molecular Templates, Inc., Syros Pharmaceuticals, Inc. TCR2 Therapeutics Inc., and XBiotech Inc.

•

Additions: Celldex Therapeutics, Inc., Day One Biopharmaceuticals, Inc., EQRx, Inc., Erasca, Inc., Iovance Biotherapeutics, Inc., iTeos Therapeutics, Inc., Replimune Group, Inc., and Revolution Medicines, Inc.

The resulting peer group, which we refer to as the 2022 U.S. Peer Group consisted of the following companies:

Arcturus Therapeutics Holdings Inc.	EQRx, Inc.	iTeos Therapeutics, Inc.	Replimune Group, Inc.
Arcus Biosciences, Inc.	Erasca, Inc.	Kura Oncology, Inc.	Revolution Medicines, Inc.
Celldex Therapeutics, Inc.	ImmunoGen, Inc.	Mersana Therapeutics, Inc.	Scholar Rock Holding Corporation
Crinetics Pharmaceuticals, Inc.	Inhibrx, Inc.	NGM Biopharmaceuticals, Inc.	Syndax Pharmaceuticals, Inc.
Day One Biopharmaceuticals, Inc.	Iovance Biotherapeutics, Inc.	REGENXBIO Inc.	Zymeworks Inc.

Similarly to the prior year, our Compensation Committee also approved a peer group of European biotech companies, or those with substantial operations in both Europe and the U.S. to serve as an additional frame of reference. Our Compensation Committee updated the European Peer Group using the following criteria:

•	Industry: biotechnology or pharmaceuticals; and
•	Valuation: $300M - $3.0B market capitalization, on a trailing 6-months average basis.

As a result, the Compensation Committee determined to make the following changes on the basis of valuation:

•	Removals: AC Immune SA, Autolus Therapeutics plc, DBV Technologies S.A., Nordic Nanovector ASA, and ProQR Therapeutics N.V.
•	Additions: ADC Therapeutics SA, Exscientia plc, Immunocore Holdings plc, Silence Therapeutics plc and Valneva SE.

The resulting peer group, which we refer to as the 2022 European Peer Group consisted of the following companies:

Adaptimmune Therapeutics plc	COMPASS Pathways plc	Immunocore Holdings plc	Valneva SE
ADC Therapeutics SA	Exscientia plc	Molecular Partners AG	Zealand Pharma A/S
Affimed N.V.	Formycon AG	Silence Therapeutics plc
Bicycle Therapeutics plc	Immatics N.V.	uniQure N.V.

ELEMENTS OF COMPENSATION

The primary elements of our NEOs’ compensation and the main objectives of each are:

•	Base Salary. Base salary attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income;

•	Annual Performance-Based Incentive Compensation. Annual performance bonuses promote short-term performance objectives and reward executives for their contributions toward achieving those objectives;

•

Equity Based Long-Term Incentive Compensation. Equity compensation, provided in the form of options during 2022, aligns executives’ interests with our shareholders’ interests, emphasizes long-term financial and operational performance, and helps retain executive talent.

In addition, our NEOs are eligible to participate in our health and welfare programs, our 401(k) plan for those in the US, and our retirement pension scheme for those in the Netherlands, in each case, on the same basis as our other employees. Merus US, Inc. has also entered into employment agreements with each of our NEOs, which provide for severance payments and benefits upon certain terminations without cause or resignation for good reason. Our compensation committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. Each of these elements of compensation for 2022 is described further below.

Base Salaries

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s level of responsibility and performance. We periodically review market data for base salaries with Pearl Meyer, the Compensation Committee’s independent compensation consultant, and adjust base salaries periodically based on several factors, including changes in market data, individual performance and experience, or changes in responsibilities.

In February 2022, the board of directors, based on the recommendation of the Compensation Committee, approved increases to the base salaries of Dr. Lundberg Dr. Liu, Mr. Silverman and Dr. Joe to $599,254, $424,453, $450,000, and $460,307 respectively, effective as of January 1, 2022. The 2022 base salary increases were provided based on a number of factors considered by the Compensation Committee, including individual performance, inflation rates and in an effort to align the base compensation of these executives with the 50th percentile of our U.S. peer group companies for similar positions.

Annual Performance-Based Incentive Plan

We maintain an annual performance-based incentive plan pursuant to which we may grant our employees, including our named executive officers, incentive cash bonuses based upon corporate and individual performance. We generally pay annual cash bonuses based upon the achievement of set corporate level and personal goals for the period. Achievement of the targets is measured following year-end and the actual bonus amounts paid to our named executive officers are determined by our board of directors, based on the recommendation of the compensation committee.

Each named executive officer has an annual target bonus that is expressed as a percentage of base salary. The 2022 target bonus amount for each named executive officer, expressed as a percentage of base salary, was 55% for Dr. Lundberg and 40% for each of our other NEOs.

At the beginning of each year, the board of directors (considering the recommendations of the compensation committee and management) sets corporate and individual goals and objectives for the year. The corporate objectives for our 2022 performance-based incentive plan accounted for 90% of the bonus opportunity for Dr. Lundberg, and 70% of the bonus opportunity for our other NEOs and generally related to factors such as the advancement of lead pre-clinical and clinical candidates, identification and execution of preparatory commercial development and business development activities, and achievement of certain general and administrative goals. The board of directors, upon recommendation of the compensation committee, determines the level of achievement of corporate goals for each year. There is no bonus earned for a particular corporate performance goal if performance is below 40% of target performance and achievements under the corporate performance goals are capped at 200% of target performance. Individual objectives are established annually and, in 2022, accounted for 10% of Dr. Lundberg and 30% of each of our other NEO’s bonus opportunity.

The individual component of each NEO’s bonus award is based on the achievement of individual objectives related to the NEO’s area of responsibility within our company; however, the board of directors retains discretion to increase or decrease annual bonus achievement levels based on a subjective assessment of the NEO’s overall performance of his duties. There is no bonus earned for the individual performance goals if performance is below 40% of target performance and achievements under the individual performance goals are capped at 150% of target performance for each NEO. When factored with the maximum achievement levels under the corporate performance objectives and the relative weighting for each NEO, this results in a maximum performance bonus for Dr. Lundberg equal to 195% of his target bonus and a maximum performance bonus for our other NEOs equal to 185% of each NEOs respective target bonus.

All final bonus payments to our NEOs are determined by our board of directors, based upon the recommendation of our compensation committee. The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of the board of directors.

2022 Corporate Performance Objectives and Achievement Levels

The 2022 corporate performance objectives were aggressive and set at challenging levels such that the attainment of target performance was not assured at the time they were set and would require a high level of effort and execution on the part of the executive officers and others in order to achieve the goals. The compensation committee believes that each of these goals is strongly aligned to the creation of long-term value for our shareholders and our other stakeholders.

The table below provides additional details regarding our 2022 corporate performance objectives, including a description of such objectives, the relative weighting, and the board of director’s assessment of our actual performance against these objectives:

Objective	Weighting	Actual Performance	Performance Achievement Level	Weighted Performance
Clinical Development- Advancing each of our clinical assets.	50%

The Company achieved substantial advancement of its clinical development pipeline, including:

•  Significant enrollment in the eNRGy trial to support a potential registration path for zenocutuzumab in patients with NRG1 fusion cancer;

•  Significant progress and early, important clinical results with MCLA-129, including a clinical presentation at a medical conference in October 2022 and expansion into several potentially meaningful clinical cohorts,

Objective	Weighting	Actual Performance	Performance Achievement Level	Weighted Performance

•  Advancement of the development of MCLA-158, supporting a planned disclosure at a medical conference in the first half of 2023; and

•  Enrollment of MCLA-145 including in combination with an anti-PD-L1 antibody through transition of MCLA-145 to a wholly-owned global development program of the Company.

Pre-Clinical Development, Discovery and preclinical research advancement to candidate nomination for internal and collaboration programs; advancement of the Company’s Multiclonics® platforms with new innovations enhancing multispecific antibody generation.	15%

The Company achieved advancement of its pre-clinical development pipeline including:

•  Development of multiple internal, wholly-owned programs planned for future potential candidate nomination

•  Advancement of multiple programs through the Company’s collaborations, including achieving two candidate nomination milestones under the terms of the Incyte Collaboration, with one asset entering the clinic in 2023;

•  Multiple programs in various stages of preclinical development advancing under the Incyte Collaboration; and

•  Three active programs under the Lilly Collaboration Agreement with Eli Lilly.

Objective	Weighting	Actual Performance	Performance Achievement Level	Weighted Performance
Business development and commercial preparation goals	25%

The Company made substantial advancement in the preparation of its business development and commercial preparation goals, including:

•  Building operations and infrastructure for a commercial department in preparation for late stage clinical development and potential approval;

•  Hiring a chief commercial officer;

•  Developing commercial strategy and plans; and

•  Advancing business development activities, including engaging with multiple potential partners on matters relating to the Company’s clinical assets as well as its platform technologies.

The Company achieved its general and administrative goals including,

•  Transition to a large accelerated filer, and meeting the compliance requirements associated therewith;

•  Achieving an ambitious hiring plan;

General and administrative goals.	10%	• Developing new functions including commercial, medical affairs, and supply chain;

Objective	Weighting	Actual Performance	Performance Achievement Level	Weighted Performance

•  Completion of the development of and move-in to the Company’s new headquarters in Utrecht the Netherlands, referred to as the “Accelerator”, on time and under budget;

•  Maintenance of financial discipline and strong balance sheet , including use of the Sales Agreement, under which Jefferies acted as the sales agent to sell common stock by an “at-the-market” offering resulting in an aggregate net proceeds from fiscal 2022 of $57.5 million; and

•  Advancement in the Company’s intellectual property portfolio along with ten new patent filings covering the Company’s preclinical and clinical candidates and platform technologies.

TOTAL:	100%

2022 Individual Performance Goals and Achievement Levels

The table below provides additional details regarding the individual performance goals for our NEOs for 2022, including a description of such goals, the relative weighting, and the board of director’s assessment of the NEO’s actual performance against these goals:

NEO	Objective and Weighting	Actual Performance and Performance Achievement Level	Weighted Performance
Bill Lundberg	The goals track the 2022 corporate performance objectives provided above.	97%	97%
Hui Liu

Advance business development activities, including engaging with multiple potential partners on matters relating to the Company’s clinical assets as well as its platform technologies. (25%)

Manage finance team for execution on public reporting required for large accelerated filer, with an excellent internal control environment. Manage financial planning and analysis function for rigorous portfolio review process and optimized investment decision-making. (25%)

Enhance product strategy for clinical assets, through detailed portfolio prioritization efforts and analyses for near and long term growth. (25%)

Manage external alliances focusing on value creation and operational effectiveness. Provide leadership to Merus US, Inc. and US office integrating new hires and organizational growth/complexity while maintaining culture. (12.5%)

Through the above goals, provide leadership, strategic insight and planning, judgment and excellent negotiation to execute on common goals while generating consensus and solution-oriented alignment. (12.5%)

		98%	98%

NEO	Objective and Weighting	Actual Performance and Performance Achievement Level	Weighted Performance
Andrew Joe

Achieve significant advancement and enrollment across programs, including zenocutuzumab in a potentially registrational-directed study; significant progress on petosemtamab to support next stage of development, and disclosure at a scientific conference; significant progress on MCLA-129 to support next stage of development, and disclosure at a scientific conference; and enrollment of MCLA-145 including in combination with an anti-PD-L1 antibody. (50%)

Development organization, including regulatory, biometric, clinical pharmacology, bioanalytical sciences and medical affairs function. (25%)

Leading department across functions with excellent planning, organization and team dynamics. (25%)

		98%	98%
Peter Silverman

Enhance compliance consistent with market cap and maturity of clinical pipeline, provision of cross departmental support across general and administrative functions for execution of established objectives and support for the advancement of the clinical and preclinical pipeline and technology enhancement, including through intellectual property capture. (25%).

Ensure that appropriate systems and processes are maintained to protect assets and maintain effective control of operations, being finance-ready throughout the year. (25%)

Meet key objectives for departments within reporting line, as tied to the corporate goals, including on-time completion of the new company headquarters in Utrecht, meeting the hiring plan for 2022, executing on information technology projects, and protection against cybersecurity threats while maintaining an adequate

		110%	110%

NEO	Objective and Weighting	Actual Performance and Performance Achievement Level	Weighted Performance

internal control environment, and meeting the company’s needs on legal, contracting, compliance and intellectual property demands. (25%)

Provide leadership and vision to company objectives and strategic planning, facilitating cross-functional teams to enhance enterprise value, improve execution, competitive advantage and manage risk, and implementing and updating applicable board policies and policies for Board consideration. (25%)

2022 Annual Incentive Compensation Determination

NEO	Base Salary	Target Bonus (as % of Base Salary)	Corporate Performance Weighting	Corporate Performance Achievement	Individual Performance Weighting	Individual Performance Achievement	2022 Incentive Compensation Plan Award
Bill Lundberg	$599,254	55%	90%	97%	10%	97%	$319,702
Hui Liu	$424,453	40%	70%	97%	30%	98%	$165,410
Andrew Joe	$460,307	40%	70%	97%	30%	98%	$179,032
Peter Silverman	$450,000	40%	70%	97%	30%	110%	$181,620

The amounts paid to our named executive officers under our performance-based incentive compensation plan for 2022 are set forth below in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

Long-Term Incentive Plan

We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of executives with those of our shareholders. We do not currently have any formal policy for determining the number of equity-based awards to grant to our NEOs.

Our compensation committee believes it is essential to provide equity-based compensation to our executive officers in order to link the interests and risks of our executive officers with those of our shareholders, reinforcing our commitment to ensuring a strong linkage between company performance and pay. We grant options to our named executive officers as the long-term incentive component of their compensation. Our options have an exercise price at least equal to the fair market value of a common share on the date of grant and typically vest as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued employment with us and potential accelerated vesting in certain circumstances as described below under “Employment Agreements.”

During 2022, the named executive officers were granted options as set forth in the following table. The options vest pursuant to our standard vesting schedule described above. See the Outstanding Equity Awards at 2022 Financial Year End table below for additional information on these awards.

Named Executive Officer	Number of Shares subject to 2022 Options
Sven (Bill) Ante Lundberg, M.D.	295,000
Hui Liu, Ph.D.	83,000
Peter Silverman, J.D.	83,000
Andrew Joe, M.D.	83,000

Retirement, Health, Welfare and Additional Benefits

We maintain a 401(k) retirement savings plan for employees of Merus US, Inc. employed in the United States who satisfy certain eligibility requirements. Our named executive officers in the United States are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan up to 3% of the employee’s contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

For our employees employed in the Netherlands, we offer a retirement pension scheme for employees as of 21 years old. At the day that the employee retires, the employee receives a monthly pension for life. We use the career average pay plan. Under this plan the employee will accrue pension benefits based on the employee’s salary minus the AOW offset, which for 2022 is €14,802 and for 2023 is €16,322. The AOW pension is a basic state pension provided by the Dutch government to people who have reached AOW pension age. AOW is short for Algemene Ouderdomswet, the National Old Age Pensions Act. The employee accrues 1.875% of this base amount each year. The employee can accrue pension benefits up to a maximum salary amount of €114,866 per year. The employee pays 3% contribution on the employee’s pension based salary. If an employee dies before the employee’s retirement date, leaving behind a partner and/or child(ren), the partner will receive a partners pension, ANW gap pension, and the child(ren) will receive an orphans’ benefit. Our costs for this benefit depend on the price and the interest rates and varies each year due to variable return correction.

Our named executive officers are eligible to participate in our employee benefit plans and programs, including health and welfare plans, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans and programs.

During 2022 we provided a housing allowance to Dr. Lundberg and Mr. Silverman in the amount of $24,956 for Dr. Lundberg and $7,371 for Mr. Silverman to cover costs associated with housing in the Netherlands, which amounts are reflected in the “All Other Compensation” column of the 2022 Summary Compensation Table below. We did not provide any other perquisites to our named executive officers in 2022.

Employment Agreements

Merus US, Inc. has entered into employment agreements with each of our named executive officers, which provide for severance payments and benefits upon certain terminations without cause or resignation for good reason. Our compensation committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. In particular, such arrangements can mitigate a potential disincentive for our NEOs when they are evaluating a potential acquisition of the Company and can encourage retention through the conclusion of the transaction. The payments and benefits provided under the employment agreements are designed to be competitive with market practices. A description of these agreements is provided below. For information on the estimated payments and benefits that our NEOs would have been eligible to receive upon certain terminations of employment as of December 31, 2022, see “Potential Payments Upon Termination or Change in Control” below.

Employment Agreement with Dr. Lundberg

In December 2019, Merus US, Inc. entered into an employment agreement with Dr. Lundberg.

If Dr. Lundberg’s employment is terminated by Merus US, Inc. without cause or due to Dr. Lundberg’s resignation for good reason, then subject to his executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Lundberg will be entitled to receive (i) base salary continuation payments for 12 months; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months.

If Dr. Lundberg’s employment is terminated by Merus US, Inc. without cause or due to Dr. Lundberg’s resignation for good reason, in either case, within 12 months following a change in control, then subject to his executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Lundberg will be entitled to receive, in lieu of the severance payments and benefits described above, (i) a lump sum payment equal to 1.5 times the sum of his base salary and target annual bonus; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to

COBRA for up to 18 months; and (iv) accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

The proprietary information agreement and the release of claims contain restrictive covenants which restrict Dr. Lundberg’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Dr. Lundberg 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Employment Agreement with Dr. Liu

In 2022, under Dr. Liu’s then current employment agreement, if Dr. Liu’s employment was terminated by the Company without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Liu would be entitled to receive base salary continuation payments for 6 months.

If Dr. Liu’s employment was terminated by the Company without cause or due to his resignation for good reason, in either case, within 12 months following a change in control, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Liu would be entitled to receive, in lieu of the severance payments and benefits described above, (i) a lump sum payment equal to six months of his base salary and 50% of his target annual bonus; and (ii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to nine months.

In February 2023, Dr. Liu entered into a new employment agreement with Merus US, Inc., superseding his prior employment agreement, pursuant to which, if Dr. Liu’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Liu will be entitled to receive (i) base salary continuation payments for 12 months; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months.

If Dr. Liu’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, in either case, within 12 months following a change in control, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Liu will be entitled to receive, in lieu of the severance payments described above, (i) a lump sum payment equal to one times the sum of his base salary and target annual bonus; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months; and (iv) accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

The proprietary information agreement and the release of claims contain restrictive covenants which restrict Dr. Liu’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Dr. Liu 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Employment Agreement with Mr. Silverman

In 2022, under Mr. Silverman’s then current employment agreement, if Mr. Silverman’s employment was terminated by the Company without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Mr. Silverman would be entitled to a severance amount in cash equal to one times his base salary, and payment for any earned but unpaid annual bonus for the year prior to the year of termination.

If Mr. Silverman’s employment was terminated by the Company without cause or due to his resignation for good reason, in either case, within 12 months following a change in control, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Mr. Silverman would be entitled to receive, in lieu of the severance payments described above, (i) a lump sum payment equal to one times his base salary and target annual bonus; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; and (iii) accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

Mr. Silverman was entitled to 4 months’ notice upon any termination of employment under his prior employment agreement.

In January 2023, Merus US, Inc. entered into an employment agreement with Mr. Silverman replacing his employment agreement with Merus N.V., pursuant to which, if Mr. Silverman’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Mr. Silverman will be entitled to receive (i) base salary continuation payments for 12 months; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months.

If Mr. Silverman’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, in either case, within 12 months following a change in control, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Mr. Silverman will be entitled to receive, in lieu of the severance payments described above, (i) a lump sum payment equal to one times his base salary and target annual bonus (and not less than 40% of his base salary); (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months; and (iv) accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

The proprietary information agreement and the release of claims contain restrictive covenants which, subject to certain professional responsibility rules, restrict Mr. Silverman’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Mr. Silverman 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Employment Agreement with Mr. Joe

In July 2020, Dr. Joe entered into an employment agreement with Merus US, Inc., pursuant to which, if Dr. Joe’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Joe will be entitled to receive (i) base salary continuation payments for 12 months; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination, and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months.

If Dr. Joe’s employment is terminated by Merus US, Inc. without cause or due to his resignation for good reason, in either case, within 12 months following a change in control, then subject to him executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Joe will be entitled to receive, in lieu of the severance payments described above, (i) a lump sum payment equal to one times his base salary and target annual bonus; (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months; and (iv) accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

The proprietary information agreement and the release of claims contain restrictive covenants which restrict Dr. Joe’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Dr. Joe 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Tax Considerations

Clawback Policy. We believe in maintaining best practices for our executive compensation program. While we do not currently maintain a formal “clawback” policy, we intend to adopt such a policy to the extent necessary to comply with the recently enacted (but not yet effective) regulations implementing the clawback policy requirements of the Dodd Frank Act and our equity incentive plan gives us the ability to have this policy apply to equity awards granted under the plan.

Section 409A. The compensation committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

Section 162(m). Section 162(m) of the Code disallows a tax deduction to public companies for compensation in excess of $1 million paid to “covered employees”, which generally includes all NEOs. While the compensation committee may take the deductibility of compensation into account when making compensation decisions, the compensation committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the “Compensation Discussion and Analysis” and discussed the analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023.

Mark Iwicki (Chair)

Len Kanavy

Gregory D. Perry

Paolo Pucci

EXECUTIVE COMPENSATION TABLES

2022 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Sven (Bill) Ante Lundberg, M.D.	2022 2021 2020	599,254 581,847 564,900	25,000	4,791,732 6,550,400 4,062,203	319,702 399,988 388,369	34,106 8,700 8,550	5,744,794 7,540,935 5,049,022

President, Chief Executive Officer and Principal Financial Officer

Hui Liu, Ph.D.	2022 2021 2020	424,453 414,138 402,075	—	1,367,010 1,335,000 778,550	165,410 190,486 201,038	7,837 1,309 8,193	1,964,710 1,940,933 1,389,856

Chief Business Officer, Head of Merus US

Peter Silverman, J.D. (4)	2022 2021 2020	412,196 452,144 384,124	—	1,367,010 1,443,936 902,304	181,620 225,215 215,192	7,371 600 15,563	1,968,197 2,121,895 1,517,183

Chief Operating Officer and General Counsel

Andrew Joe
Chief Medical Officer
	2022	460,307	53,400	1,367,010	179,032	-	2,059,749

(1)    Amounts reflect the full grant date fair value of option awards in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officer. We provide information regarding the assumptions used to calculate the value of these awards in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the financial year ended December 31, 2022 filed with SEC on February 28, 2023.

(2)    Amounts shown reflect annual bonuses earned under our performance-based incentive plan for 2022. For additional information see “Elements of Compensation -Annual Performance-Based Incentive Plan” above.

(3)    The amounts shown in the “All Other Compensation” column include matching contributions under our 401(k) retirement savings plan for Dr. Lundberg and for Dr. Liu. The amounts shown for Dr. Lundberg and Mr. Silverman also include payments for housing allowance during 2022 in the amount of $24,956 for Dr. Lundberg and $7,371 for Mr. Silverman.

(4)    Amounts shown for Mr. Silverman in the columns “Salary”, “Bonus” and “All Other Compensation” include amounts that were paid in Euros and converted to U.S. dollars based on an average exchange conversion rate of 1.053 U.S. dollars for one Euro for 2022.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2022

The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2022 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal 2022.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold($)	Target($)	Maximum($)
Sven (Bill) Ante Lundberg, M.D.	1/31/22	131,836	329,590	642,700	295,000	24.61	4,791,732
Hui Liu, Ph.D.	1/31/22	67,912	169,781	314,095	83,000	24.61	1,367,010
Peter Silverman, J.D.	1/31/22	72,000	180,000	333,000	83,000	24.61	1,367,010

Andrew Joe	1/31/22	73,649	184,123	340,627	83,000	24.61	1,367,010
(1)	Amounts reflect potential payouts under our 2022 annual bonus program. Please see the description of the annual bonus program under “Annual Performance-Based Incentive Compensation” in the CD&A above.

(2)

The options vest as to 25% of the shares on January 1, 2023 and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued service and potential accelerated vesting in certain circumstances as described above under “Employment Agreements.”

(3)

Amounts reflect the grant-date fair value in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate these values in Note 13 to the consolidated financial statements included in in our Annual Report on Form 10-K for the year ended December 31, 2022.

OUTSTANDING EQUITY AWARDS AT 2022 FINANCIAL YEAR END

The following table summarizes the number of common shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022.

		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Sven (Bill) Ante Lundberg, M.D	03/19/2019	3,797	-	12.54	3/18/2029
	01/01/2020 (3)	226,746	112,374	13.52	01/3/2030
	01/01/2021(3)	176,333	191,667	24.43	01/01/2031
	01/01/2022(3)	295,000		24.61	01/01/2032

		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Hui Liu, Ph.D.	12/16/2015	98,085	-	7.96 (1)	12/14/2023
	01/01/2017 (3)	85,156	-	21.11	01/01/2027
	01/01/2018 (3)	29,000	-	17.94	02/21/2028
	01/01/2018 (3)	14,000	-	18.25	04/04/2028
	01/01/2019 (3)	68,543	1,457	11.16	02/20/2029
	07/01/2019 (2)	26,472	8,528	15.77	07/30/2029
	01/01/2020 (3)	41,927	15,573	18.61	02/14/2030
	01/01/2021(3)	35,937	39,063	24.43	01/01/2031
	01/01/2022(3)	-	83,000	24.61	01/01/2032
Peter Silverman, J.D.	01/01/2017 (3)	50,000	—	25.90	02/15/2027
	01/01/2018 (3)	22,000	—	17.94	02/21/2028
	01/01/2019 (3)	23,230	1,770	11.16	02/20/2029
	01/01/2020 (3)	51,260	20,240	18.61	02/14/2030
	04/16/2020 (3)	9,333	4,667	12.37	04/16/2030
	01/01/2021(3)	35,937	39,063	24.43	01/01/2031
	01/01/2022(3)		83,000	24.61	01/01/2032

Andrew Joe	08/03/2020(3)	64,645	42,355	13.77	08/03/2030
	01/01/2021(3)	35,937	39,063	24.43	01/01/2031
	01/01/2022(3)	-	83,000	24.61	01/01/2032
(1)	The option was granted with an exercise price of €7.20 per share and was converted to U.S. dollars based on the conversion rate in effect on the date of grant.
(2)	The option vests in 48 substantially equal monthly installments following the vesting commencement date, subject to the holder’s continued service
(3)

The option vests as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued service and potential accelerated vesting in certain circumstances as described below under “Employment and Separation Agreements.”

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2022

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1)($)
Sven (Bill) Ante Lundberg, M.D	0	0
Hui Liu, Ph.D.	0	0
Peter Silverman, J.D	60,000	947,400
Andrew Joe	0	0

(1) Amounts are calculated by multiplying the number of shares as to which the option was exercised by the market price of the shares on the exercise date, net the exercise price.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

See “Employment Agreements” above for a description of the employment agreements with each of our NEOs in place during 2022.

Estimated Potential Payments

The following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment occurring on December 31, 2022. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees, such as accrued vacation.

Name	Benefit	Termination Without Cause or for Good Reason (no Change in Control) ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)
Sven (Bill) Ante Lundberg, M.D.	Base Salary	$599,254	$1,393,265
	Bonus	-	-
	Equity Acceleration (1)	-	$219,129
	Continued Healthcare	$32,856	$49,284
	Total	$632,110	$219,129
Hui Liu, Ph.D.	Base Salary	$212,226	$1,661,678
	Bonus	-	-
	Equity Acceleration (1)	-	6,280
	Continued Healthcare	-	$24,642
	Total	$212,226	$328,039
Peter Silverman, J.D.	Base Salary	$412,196	$577,074
	Bonus	-	-
	Equity Acceleration (1)	-	$22,096
	Continued Healthcare	$32,856	$32,856
	Total	$445,052	$632,026
Andrew Joe	Base Salary	$460,307	$644,430
	Bonus	-	-
	Equity Acceleration (1)	-	$72,003
	Continued Healthcare	$11,628	$11,628
	Total	$471,935	$716,433

(1)    With respect to options, the value of equity acceleration was calculated by (i) multiplying the number of accelerated common shares underlying the options by $15.47, the closing trading price of a common share on December 31, 2022 and (ii) subtracting the exercise price for the options.

DIRECTOR COMPENSATION

We maintain a compensation program for our non-executive directors, the Non-Executive Director Compensation Program, under which each non-executive director was eligible to receive the following amounts for their services on our board of directors during 2022:

•	Upon the director’s initial appointment to our board of directors, an option to purchase the number of common shares of the Company having an aggregate grant date fair value of $474,556;

•

If the director has served on our board of directors for at least six months as of the date of an annual meeting of shareholders, and will continue to serve as a non-executive director immediately following such meeting, an option to purchase the number of common shares of the Company having an aggregate grant date fair value of $237,278;

•	An annual cash retainer of $40,574;

•	If the director serves on a committee of our board of directors or in the other capacities stated below, an additional annual cash retainer as follows:

o	Chairperson of the Board, $56,275;

o	Chairperson of the audit committee, $17,389;

o	Audit committee member other than the chairperson, $8,694;

o	Chairperson of the compensation committee, $14,632;

o	Compensation committee member other than the chairperson, $5,797;

o	Chairperson of the nomination and corporate governance committee, $14,632;

o	Nomination and corporate governance committee member other than the chairperson, $4,348;

o	Chairperson of the research and development committee, $14,632; and

o	Research and development committee member other than the chairperson, $5,797.

Retainers under the program are payable in arrears in four equal quarterly installments within 15 days following the end of each calendar quarter, provided, that the amount of each payment is prorated for any portion of a quarter that a board member is not serving on our board of directors. The program further provides for an automatic increase of the annual retainers on the first day of each calendar year by an amount equal to 3% of the value of such annual retainer in effect as of the end of the immediately preceding calendar year. The amounts described above for 2022 give effect to this annual increase.

Options granted to our board members under the program have an exercise price equal to the fair market value of our common shares on the date of grant and expire not later than ten years after the date of grant. The options granted upon a director’s initial appointment vest as to 33% of the shares subject to the award on the first anniversary of the date of grant and in 24 substantially equal monthly installments thereafter. The options granted annually to directors vest in 12 substantially equal monthly installments following the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control. At our 2022 annual general meeting of shareholders, the shareholders approved an amendment to the program to increase the aggregate grant date fair value of the Initial Award to $474,556, and the Annual Award to $237,278. Further, the amendment also provided for the grant date fair value of the Initial Award and Annual Award to increase by up to 5% each year, subject to approval by our board.

Each board member is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which he or she serves. The board of directors may appoint observers to the board of directors, pending their formal appointment as a board member.

Following Dr. Lundberg’s appointment as our President, Chief Executive Officer and Principal Financial Officer, he receives no additional compensation for his service on our board of directors.

2022 DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation earned by our non-executive directors for their service on our board of directors during 2022:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Mark Iwicki	59,554	237,278	318,742
Maxine Gowen, Ph.D.	55,065	237,278	314,253
Len Kanavy	50,718	237,278	309,906
Anand Mehra, M.D.	117,278	237,278	376,466
Gregory D. Perry	63,760	237,278	322,948
Paolo Pucci	55,065	237,278	314,253
Victor Sandor, M.D.C.M.	55,206	237,278	314,394

(1)

Amounts reflect the full grant-date fair value of options granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our directors in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the financial year ended December 31, 2022, filed with the SEC on February 28, 2023.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2022 by each non-employee director.

Name	Options Outstanding at Financial Year End
Maxine Gowen, Ph.D.	36,801
Mark Iwicki	124,064
Len Kanavy	61,673
Anand Mehra, M.D.	67,488
Gregory D. Perry	67,488
Paolo Pucci	39,986
Victor Sandor, M.D.C.M.	48,355

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our other employees.

The annual total compensation for 2022 for our Chief Executive Officer was $5,744,794, as reported in the Summary Compensation Table. The annual total compensation for 2022 for our median employee, identified as discussed below, was $117,611, calculated in accordance with the rules applicable to the Summary Compensation Table. Based on this information, for 2022, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees was approximately 49 to 1.

Methodology, Assumptions and Estimates Used in Determining our Pay Ratio Disclosure

We chose December 31, 2022 as the date for establishing the employee population used in identifying the median employee and used calendar year 2022 as the measurement period. We identified the median employee using the consistently applied compensation measure of salary and annual performance bonus for each employee employed as of December 31 2022 (other than our Chief Executive Officer). We annualized the compensation measure for permanent employees who joined in 2022. We captured all full-time, part-time, seasonal and temporary employees, consisting of approximately 206 individuals.

The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported above should not be used as a basis for comparison between companies by other companies. In addition, we expect the Company’s annually reported pay ratio may vary significantly year over year, given the size of the Company and the potential variability in Company employee compensation.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table
The following table sets forth information concerning the c
ompensation of o
ur NEOs for each of the fiscal years ended December 31, 2020, 2021 and 2022, and our financial performance for each such fiscal year:

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(5)

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Value of Initial Fixed $100 Investment Based on:		Net Income ($)
					Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(4)
2022	5,744,794	-2,256,931	1,997,552	-53,411	109.87	113.65	-131.2
2021	7,540,935	11,523,096	2,031,414	3,116,021	225.85	126.45	-66.8
2020	5,049,022	5,589,212	1,453,520	1,380,032	124.5	126.42	-85.5

(1) The PEO for all three fiscal years is Sven (Bill) Ante Lundberg. Non-PEO NEOs represent the following executives by year:
2022: Hui Liu, Peter Silverman, Andrew Joe
2021: Hui Liu, Peter Silverman
2020: Hui Liu, Peter Silverman
(2) Compensation Actually Paid (CAP) has been calculated based on the requirements and methodology set forth in the applicable SEC rules. The CAP calculation includes the end-of-year value of awards granted within the applicable fiscal year, the change in fair value from prior year end of vested awards and the change in the fair value of unvested awards granted in prior years, regardless of if, when or at which intrinsic value they will actually vest. To calculate CAP the following amounts were deducted from and added to the total compensation number shown in the Summary Compensation Table.

	2022		2021		2020
	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs	PEO	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$5,744,794	$1,997,552	$7,540,935	$2,031,414	$5,049,022	$1,453,520

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(4,791,732)	$(1,367,010)	$(6,550,400)	$(1,389,468)	$(4,062,203)	$(840,427)
Year-end fair value of unvested awards granted in the current year	$2,381,092	$669,935	$7,516,254	$1,531,846	$4,598,303	$654,243
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(4,187,745)	$(949,302)	$2,568,931	$739,590	$14,919	$129,725
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(1,403,339)	$(404,586)	$447,375	$202,639	$(10,829)	$(17,029)

Total Adjustments for Equity Awards	$(8,001,725)	$(2,050,963)	$3,982,161	$1,084,607	$540,190	$(73,488)
Compensation Actually Paid (as calculated)	$(2,256,931)	$(53,411)	$11,523,096	$3,116,021	$5,589,212	$1,380,032

(3) Reflects cumulative Total Shareholder Return (TSR). It shows the growth of a $100 investment on December 31, 2019.
(4) Peer Group TSR reflects the cumulative TSR of the NASDAQ Biotechnology Index(TR) index reported in our Stock Performance Graph in our Annual Report on Form 10-K.
(5) We have chosen not to include a Company-Selected Measure in the Pay Versus Performance Table because we did not use any financial performance measures in setting pay-for-performance compensation in the 2022 fiscal year.
Narrative Disclosure to Pay Versus Performance Table
Relationship Between Financial Performance Measures
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

•	Our cumulative TSR and our peer group (NASDAQ Biotechnology (TR) index) reported in our Stock Performance Graph in our Annual Report on Form 10-K; and

•	Our Net Loss.

TSR amounts reported in the graph assume an initial fixed investment of $100.

Pay Versus Performance Tabular List
As a clinical-oncology company, we do not rely on financial performance measures in determining executive compensation but rely on non-financial performance measures such as the attainment of clinical milestones. Accordingly, the Company-Selected Measure and the Pay Versus Performance Tabular List have been excluded on this basis.
EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2022 regarding common shares that may be issued under our equity compensation plans, consisting of the Merus N.V. 2010 Employee Option Plan, as amended, and the Merus N.V. 2016 Incentive Award Plan, as amended (the “2016 Plan”). We do not have any non-shareholder approved
equity compensation plans.

Plan Category	Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	2,773,633	$17.47(1)	957,601(2)
Equity compensation plans not approved by shareholders	—	—	—
Total	2,773,633	$17.47	957,601

(1)	Represents the weighted average exercise price of outstanding options.
(2)
Under the terms of our 2016 Plan, the number of common shares that may be issued under the 2016 Plan will automatically increase on January 1st of each year, for a period of ten years, from January 1, 2017 continuing through January 1, 2026, by 4% of the total number of common shares outstanding on December 31st of the preceding calendar year, or a lesser number of shares as may be determined by the board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON SHARES

The following table sets forth information with respect to the beneficial ownership of our common shares, as of April 14, 2023, by:

•	each person or group of affiliated persons known by us to beneficially own more than 5% of common shares;

•	each of our named executive officers and directors (which includes our director nominee); and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 46,451,799 common shares outstanding as of April 14, 2023. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, common shares subject to options, restricted share units or other rights held by such person that are currently exercisable or will become exercisable or will vest within 60 days of April 14, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless noted otherwise, the address of all listed shareholders is c/o Merus N.V., Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

	Shares beneficially owned
Name of beneficial owner	Number	Percent
5% or greater shareholders:
Entities affiliated with Wellington Management (1)	3,690,352	7.9%
Incyte Corporation (2)	3,550,000	7.6%
BVF (3)	2,978,420	6.4%
Commodore Capital Master LP (4)	2,732,567	5.9%
Deerfield Partners, L.P. (5)	2,380,438	5.1%
Named Executive Officers and Directors:
Sven (Bill) Ante Lundberg, M.D. (6)	761,291	1.6%
Hui Liu, Ph.D. (7)	508,529	1.1%
Peter B. Silverman, J.D. (8)	227,712	*
Andrew Joe (9)	150,498	*
Mark Iwicki (10)	124,064	*

	Shares beneficially owned
Name of beneficial owner	Number	Percent
Len Kanavy (11)	61,673	*
Maxine Gowen, Ph.D. (12)	32,721	*
Anand Mehra, M.D. (13)	67,488	*
Gregory D. Perry (14)	67,488	*
Paolo Pucci (15)	39,506	*
Victor Sandor, M.D.C.M. (16)	48,355	*
All directors and executive officers as group (11 persons) (17)	2,089,325	4.3%

*	Indicates beneficial ownership of less than 1% of the total outstanding common shares.

(1)

The beneficial ownership information is based solely on a Schedule 13G/A filed with the SEC on February 6, 2023. Consists of 3,690,352 shares owned of record by one or more investment advisers directly or indirectly owned by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP (collectively, “Wellington”). Each of Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP has sole voting power with respect to 0 shares, shared voting power with respect to 3,425,785 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 3,690,352 shares. Wellington Management Company LLP has sole voting power with respect to 0 shares, shared voting power with respect to 3,367,166 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 3,380,237 shares. The address for each of the foregoing entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(2)

The beneficial ownership information is based solely on a Schedule 13D/A filed with the SEC on January 25, 2021. The address of Incyte Corporation is 1801 Augustine Cut-off, Wilmington, Delaware 19803.

(3)

The beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 14, 2023. Consists of (a) 1,577,931 shares held directly by Biotechnology Value Fund, L.P. (“BVF”), (b) 1,215,300 shares held directly by Biotechnology Value Fund II, L.P. (“BVF2”), (c) 138,546 shares held by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”) and (d) 46,643 shares held in a certain account managed by BVF Partners L.P. (“Partners”) (the “Partners Managed Account”). BVF I GP LLC (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP LLC (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd. (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. The address for BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert is 44 Montgomery Street, 40th Floor, San Francisco, CA 94104. The address for Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(4)

The beneficial ownership information is based solely on a Schedule 13G/A filed with the SEC on February 14, 2023. Consists of shares held by Commodore Capital Master LP. Commodore Capital LP is the investment manager to Commodore Capital Master LP and may be deemed to beneficially own the shares held by Commodore Capital Master LP. Michael Kramarz and Robert Egen Atkinson are the managing partners of Commodore Capital LP and exercise investment discretion with respect to these shares. Commodore Capital LP and Commodore Capital Master LP have shared voting and dispositive power with respect to these shares. The address of Commodore Capital LP and Commodore Capital Master LP is 444 Madison Avenue, Floor 35, New York, New York 10022.

(5)

The beneficial ownership information is based solely on a Schedule 13G/A filed with the SEC on February 10, 2023. Consists of shares held by Deerfield Partners, L.P., of which Deerfield Mgmt, L.P. is the general partner and Deerfield Management Company, L.P. is the investment advisor. Each of Deerfield Partners, L.P., Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and James E. Flynn has shared voting and dispositive power over such shares. The address of Deerfield Partners, L.P., Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and James E. Flynn is 345 Park Avenue South, 12th Floor, New York, New York 10010.

(6)	Consists of (a) 152,071 common shares held by a trust and (b) 609,220 options to purchase common shares held by Dr. Lundberg that are or will be exercisable within 60 days following April 14, 2023.

(7)	Consists of (a) 57,931 common shares and (b) 450,598 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(8)	Consists of 227,712 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(9)	Consists of 150,498 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(10)	Consists of 124,064 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(11)	Consists of 61,673 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(12)	Consists of 32,721 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(13)	Consists of 67,488 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(14)	Consists of 67,488 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(15)	Consists of 39,506 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(16)	Consists of 48,355 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

(17)	Consists of (a) 210,002 common shares and (b) 1,879,323 options to purchase common shares that are or will be exercisable within 60 days following April 14, 2023.

CERTAIN RELATIONSHIPS

In addition to the transactions, arrangements and relationships discussed elsewhere in this Proxy Statement, the following are certain transactions, arrangements and relationships with persons who are, or were during the period beginning January 1, 2022, our directors, executive officers or shareholders owning 5% or more of our outstanding common shares, other than equity and other compensation, termination, change in control and other arrangements for our directors and named executive officers, which are described under “Executive and Director Compensation.”

COLLABORATION AGREEMENT WITH INCYTE

We entered into a collaboration and license agreement (the “Collaboration Agreement”) with Incyte Corporation (“Incyte”). Under the terms of the Collaboration Agreement, we and Incyte agreed to collaborate with respect to the research, discovery and development of bispecific or monospecific antibodies utilizing our proprietary Biclonics® technology platform. The collaboration currently encompasses up to 10 independent programs. We have the option to co-fund development of products, if any, arising from one specified program, and subject to certain conditions, to a second specified program, in each case in exchange for a share of profits in the United States, as well as the right to participate in a specified proportion of detailing activities in the United States for one of such programs. If we exercise our co-funding option for a program, we would be responsible for funding 35% of the associated future global development costs and, for certain of such programs, would be responsible for reimbursing Incyte for certain development costs incurred prior to the option exercise. All products as to which we have exercised our option to co-fund development, if any, would be subject to joint development plans and overseen by a joint development committee, with Incyte having final determination as to such plans in cases of dispute.

For each program, where we have not elected to co-fund development or where we do not have such a co-funding option, Incyte is solely responsible for all costs of global development and commercialization activities. We retain the rights to our Biclonics® technology platform as well as clinical and pre-clinical candidates and future programs emerging from our platform that are outside the scope of the Collaboration Agreement.

For one of the then current preclinical programs referred to as Program 1, at the inception of the collaboration, we retained the exclusive right to develop and commercialize products and product candidates in the United States, while Incyte had the exclusive right to develop and commercialize products and product candidates arising from such program outside the United States. For Program 1, later designated as MCLA-145, we and Incyte conducted and shared equally the costs of mutually agreed global development activities. In January 2022, the Company announced that Incyte elected to opt-out of its ex-U.S. development of MCLA-145. Incyte’s opt-out of ex-U.S. rights to MCLA-145 provides us the exclusive right to develop and commercialize potential MCLA-145 products globally. Under the collaboration, Incyte will continue to support the program for a limited time while ex-U.S. activities are transitioned to us, and Incyte will also retain a right to a residual royalty of up to 4% on sales of future commercialization of MCLA-145, if approved.

In January 2017, upon the Collaboration Agreement becoming effective, Incyte made an upfront non-refundable payment to us of $120 million for the rights granted under the Collaboration Agreement. For each program as to which we do not have commercialization or co-development rights, we are eligible to receive up to $100 million in future contingent development and regulatory milestones and up to $250 million in commercialization milestones, as well as tiered royalties ranging from 6% to 10% of global net sales. For each program as to which we have exercised our option to co-fund development, we are eligible to receive a 50% share of profits (or sustain 50% of any losses) in the United States and tiered royalties ranging from 6% to 10% of net sales of products outside of the United States, if any. If we opt to cease co-funding a program as to which we exercised our co-development option, then we will no longer receive a share of profits in the United States, but will be eligible to receive the same milestones from the co-funding termination date and the same tiered royalties described above with respect to non-co-developed programs and, depending on the stage at which we choose to cease co-funding development costs, additional royalties ranging up to 4% of net sales in the United States.

The Collaboration Agreement will continue on a program-by-program basis until neither party has any royalty payment obligations with respect to such program or, if earlier, the termination of the Collaboration Agreement or any program in accordance with the terms of the Collaboration Agreement. The Collaboration Agreement may be terminated in its entirety, or on a program-by-program basis, by Incyte for convenience. The Collaboration Agreement may also be terminated by either party under certain other circumstances, including material breach, or on a program-by-program basis for patent challenges of patents under the applicable program, in each case as set forth in the Collaboration Agreement. If the Collaboration Agreement is terminated in its entirety or with respect to one or more programs, all rights in the terminated programs revert to us, and, depending on the stage of research or development of the terminated program, subject to payment to Incyte of a reverse royalty of up to 4% on sales of future products, if we elect to pursue and are successful in development and commercialization of products arising from the terminated programs.

REGISTRATION RIGHTS

Registration Rights Agreement with Incyte

In connection with the Collaboration Agreement, we entered into a Share Subscription Agreement (the “Subscription Agreement”) with Incyte pursuant to which we agreed to register the common shares held by Incyte. We also agreed to use our reasonable best efforts to keep the registration statement effective until the earlier of (a) all of the common shares held by Incyte having been sold pursuant to an effective registration statement or in compliance with Rule 144 promulgated under the Securities Act, (b) at such time when the common shares held by Incyte could, in the opinion of counsel satisfactory to us, be sold by Incyte in a single transaction under the terms of the Subscription Agreement and the volume and manner of sale limitations under Rule 144 of the Securities Act, and (c) at such time as the registration statement registering the common shares has been effective for 42 months following the expiration of the lock-up period of the common shares, which occurred in July 2018, as specified in the Subscription Agreement. Our duty to keep the registration statement effective terminated in 2022.

INDEMNIFICATION AGREEMENTS

We have entered into agreements with our board of directors and our executive officers to indemnify them against expenses and liabilities to the fullest extent permitted by law. These agreements provide, subject to certain exceptions, for indemnification for related expenses including, among other expenses, attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees incurred by any of these individuals in any action or proceeding. In addition to such indemnification, we provide our board of directors and executive officers with directors’ and officers’ liability insurance.

SHAREHOLDERS’ PROPOSALS

Rule 14a-8 Proposals—Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual General Meeting must submit the proposal to our Company Secretary at our offices at Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands in writing not later than January 5, 2024 unless the date of the 2024 Annual General Meeting is changed by more than 30 days from the date of the 2023 Annual General Meeting, and must satisfy the requirements of the proxy rules promulgated by the SEC.

Other Proposals—Shareholders intending to include a proposal on the agenda for the 2024 Annual General Meeting, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our articles of association and Dutch law. Under Dutch law and our articles of association, only shareholders representing at least 3% of our issued share capital are authorized to make such a proposal, provided that they do so at least 60 days prior to our 2024 Annual General Meeting.

In addition to satisfying the foregoing requirements under Dutch law and our articles of association, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2024.

Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact Peter B. Silverman, Interim Company Secretary, at Uppsalalaan 17, 3rd & 4th floor, 3584 CT Utrecht, the Netherlands, for a copy of the relevant provisions of our articles of association regarding the requirements for making shareholder proposals.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the Annual General Meeting.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our board of directors, whose Notice of Annual General Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

In connection with our solicitation of proxies for our 2024 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

MERUS’ ANNUAL REPORT ON FORM 10-K

A copy of Merus’ Annual Report on Form 10-K for the financial year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any shareholder of record as of the close of business on April 28, 2023 without charge upon written request addressed to:

Merus N.V.

Attention: Company Secretary

Uppsalalaan 17

3rd & 4th floor

3584 CT Utrecht

The Netherlands

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2022 at www.merus.nl.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING, WE URGE YOU TO VOTE YOUR SHARES PRIOR TO THE ANNUAL GENERAL MEETING VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR EMAILING THE SIGNED AND DATED PROXY CARD TO AGM2023@MERUS.NL. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL GENERAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the board of directors

/s/ Peter B. Silverman

Peter B. Silverman

Interim Company Secretary

Utrecht, the Netherlands

April 28, 2023

MERUS N.V. UPPSALALAAN 17 3584 CT UTRECHT THE NETHERLANDS SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 16:59 (4:59) p.m. Central European Summer Time on May 22, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 16:59 (4:59) p.m. Central European Summer Time on May 22, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY EMAIL Mark, sign and date your proxy card and return it via email to AGM2023@merus.nl by 16:59 (4:59) p.m. Central European Summer Time on May 22, 2023. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V13421-P91329 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MERUS N.V. The Board of Directors recommends you vote FOR For Against Abstain proposals 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10: 1. Adoption of Merus N.V.’s Dutch statutory annual accounts ! ! ! For Against Abstain in the English language for the financial year 2022. 7. Extending authorization to Merus N.V.’s board of directors 2. Appointment of KPMG Accountants N.V. as Merus N.V.’s ! ! ! to issue ordinary shares (or rights to subscribe for ordinary ! ! ! external auditor for the financial year 2023 for purposes shares) in Merus N.V.’s capital. of Dutch law. ! ! ! 8. Extending authorization of Merus N.V.’s board of directors ! ! ! 3. Release of each member of Merus N.V.’s board of directors to limit or exclude pre-emption rights. from liability for the exercise of their duties during the financial year 2022. 9. Granting authorization to Merus N.V.’s board of directors ! ! ! to acquire shares (or depository receipts for such shares) in Merus N.V.’s capital. 4. Re-appointment of Sven (Bill) Ante Lundberg, M.D. as ! ! ! 10. Approval, on an advisory (non-binding) basis, of the ! ! ! executive director. compensation of Merus N.V.’s named executive officers. 5. Re-appointment of Anand Mehra, M.D. as non-executive ! ! ! director. NOTE: Such other business as may properly come before the meeting or any adjournment thereof shall be voted in 6. Re-appointment of Victor Sandor, M.D.C.M. as ! ! ! accordance with the discretion of the attorneys and proxies non-executive director. appointed hereby. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V13422-P91329 PROXY ANNUAL GENERAL MEETING OF SHAREHOLDERS MAY 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MERUS N.V. The undersigned hereby appoints each member of Merus N.V.’s board of directors Peter B. Silverman as well as Paul van der Bijl, civil law notary, and Sanne Mesu, deputy civil law notary, working with NautaDutilh N.V., Merus N.V.’s Dutch legal counsel, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Merus N.V. which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Merus N.V. to be held at 15:00 (3:00) p.m. Central European Summer Time on Friday, May 26, 2023, at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands), or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual General Meeting of Shareholders. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual General Meeting of Shareholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual General Meeting of Shareholders or any adjournment, continuation or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 AND 10 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE